                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

     Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:


[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12


                               GREEN CENTURY FUNDS
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                              Green Century Funds
                                29 Temple Place
                               Boston, MA 02111


                               December 30, 2005


Dear Shareholder:

   We are writing today to request your vote for a number of important proposals concerning the Green Century Balanced Fund and the Green Century Equity Fund.


   Enclosed is a proxy statement describing these proposals, which will be considered at a Special Meeting of Shareholders of the Funds. The Special Meeting will be held on February 15, 2006, at 11:00 a.m., Eastern Time, at the offices of Goulston & Storrs, 400 Atlantic Avenue, Boston, MA 02110. You are receiving this proxy statement because you were a shareholder of the Green Century Balanced Fund and/or of the Green Century Equity Fund on December 19, 2005, and are entitled to vote.


   You are not required to attend the Special Meeting in order to cast your vote. Please take a few moments to read the enclosed materials and then cast your vote by simply filling out the enclosed card(s), or by calling the toll-free number listed on the proxy card, or visiting the web site address listed on the proxy card. As a shareholder, you cast one vote for each share that you own. Please note that you may receive more than one proxy card if you own more than one Green Century Funds account. It is very important that you fill out every proxy card that you receive. If the Funds do not receive your proxy card, our proxy solicitor, MIS, an ADP company, may contact you to encourage you to cast your vote.


   Shareholders of the Green Century Balanced Fund and the Green Century Equity Fund are being asked to vote on various matters which are summarized in a chart on pages 1 and 2 of the proxy statement. Unless you are a shareholder of both Funds, you are not being asked to vote for every proposal. Please refer to the chart on pages 1 and 2 to determine which proposals apply to you.


   The second proposal on the proxy card asks shareholders to approve an Investment Subadvisory Agreement with Trillium Asset Management Corporation ("Trillium") for the Green Century Balanced Fund. Green Century Capital Management, Inc. ("GCCM"), the investment adviser for the Balanced Fund, conducted a thorough search for a new Subadvisor for the Fund and recommends the appointment of Trillium. GCCM sought a firm with a history of dedication to environmentally responsible investing as well as a strong investment performance history and a commitment to high standards for compliance. GCCM believes that Trillium best fits those criteria. As described in the enclosed proxy statement, the Board of Trustees of the Balanced Fund approved Trillium's appointment as the subadviser of the Balanced Fund and voted to recommend that the Balanced Fund's shareholders approve the Investment Subadvisory Agreement with Trillium.

   Other important proposals are presented for your consideration as well. As described more fully in the enclosed proxy statement, the shareholders of both Funds are being asked to vote to elect the Funds' Trustees. Each of the Funds' Trustees serve without pay as volunteers and each is committed to furthering environmentally responsible investing. Other proposals seek your approval to amend the Funds' Declaration of Trust for the purpose of providing the Trustees greater flexibility and your approval to modify or eliminate various fundamental investment policies of each of the Funds in order to modernize and standardize these policies.

   None of the proposals described in the enclosed materials will change the key environmental criteria, investment strategies or the investment objectives of either the Green Century Balanced Fund or the Green Century Equity Fund. The Funds' Board of Trustees has carefully reviewed these proposals and has determined that they are fair and reasonable and in shareholders' best interests. The Board recommends that you vote "For" each of these proposals.

   Your vote is important. Please take a moment now to vote by completing your proxy card(s), or by calling the toll-free number listed on the proxy card or visiting the web site address listed on the proxy card. If you choose to vote by mail, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope. If you have any questions regarding the issues to be voted on, or need assistance in completing your proxy card, please call 1-800-93-GREEN (1-800-934-7336). For additional information on the voting process, see Part 2 of the proxy statement.

   Thank you in advance for your participation in this important process. Thank you also for your investment in the Green Century Funds and commitment to environmentally responsible investing.

Sincerely yours,

Kristina A. Curtis
President
Green Century Funds

Amy Perry Basseches
President
Green Century Capital Management, Inc.

                               TABLE OF CONTENTS


                                                                               Page
                                                                               ----
  Overview of Proxy Statement.................................................   1

  Notice of Special Meeting

  Proxy Statement.............................................................   1

     Part 1. Overview......................................................      1

     Part 2. Information Regarding Voting and the Special Meeting..........      4

     Part 3. The Proposals.................................................      6

               Proposal 1           To elect Trustees of the Funds............   6
               Proposal 2.          To approve a new Investment Subadvisory
                                      Agreement for the Balanced Fund.........  11
               Proposal 3.          To approve a new Declaration of Trust
                                    for the Funds.............................  21
               Proposal 4.          To approve changes to and the
                                      elimination of certain fundamental
                                      investment policies for the Balanced
                                      Fund....................................  28
               Proposal 5.          To approve changes to and the
                                      elimination of certain fundamental
                                      investment policies for the Equity
                                      Fund....................................  28
               Proposal 6.          To authorize the Trustees to select and
                                      change investment subadvisers and
                                      enter into investment subadvisory
                                      agreements without the approval of
                                      shareholders............................  33
               Proposal 7.          Other business............................  34

     Part 4. Information Regarding the Funds...............................     35

  Exhibits

     Exhibit A -- Nominating Committee Charter.............................    A-1

     Exhibit B -- Proposed Investment Subadvisory Agreement for the
       Balanced Fund.......................................................    B-1

     Exhibit C -- Declaration of Trust of the Funds........................    C-1

     Exhibit D -- Fundamental Policies of the Balanced Fund................    D-1

     Exhibit E -- Fundamental Policies of the Equity Fund..................    E-1

                          OVERVIEW OF PROXY STATEMENT

   A Special Meeting of Shareholders of the Green Century Balanced Fund (the "Balanced Fund") and the Green Century Equity Fund (the "Equity Fund") will be held at Goulston & Storrs, 400 Atlantic Avenue, Boston, MA 02110, on
February 15, 2006 at 11:00 a.m., Eastern Time, for the purposes described in this proxy statement.

   We encourage you to read this proxy statement carefully before casting your vote. We have prepared the following questions and answers in order to help make your decision easier. If you have any further questions, please feel free to call us at 1-800-93-GREEN (1-800-934-7336).

Q. Who are the Proposed Nominees for Election as Trustees of the Funds?

A. The proposed Nominees for election are John Comerford, David J. Fine, Douglas M. Husid, Stephen J. Morgan, C. William Ryan, James H. Starr, Douglas H. Phelps and Wendy Wendlandt. All of the Nominees are current members of the Board. Mr. Comerford was appointed by the Board in 2005.
   Mr. Phelps was appointed by the Board in 1997. Ms. Wendlandt and Messrs. Fine, Husid, Morgan, Ryan and Starr were elected by the initial shareholder of the Funds in 1991.

   Unlike the majority of mutual funds, the Green Century Funds do not pay their Trustees any fees; all the Trustees serve as volunteers. Each of the Trustees is committed to furthering environmentally responsible investing and advocacy for greater corporate environmental responsibility.

Q. What is the Role of the Board?

A. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by Green Century Capital Management, Inc. ("GCCM"), as the investment adviser of the Balanced Fund and the administrator of the Funds, and other service providers. The Board also appoints the officers of the Funds. The officers are responsible for supervising and administering the day-to-day operations of the Funds. The Funds' Board of Trustees is made up of eight individuals, six of whom are "independent," meaning that they have no formal affiliation with GCCM or the Funds except in their role as Trustees. In addition, the Independent Trustees are represented by independent legal counsel to further ensure that shareholder interests remain paramount.

Q. Why are shareholders of the Balanced Fund being asked to approve the investment subadvisory agreement with Trillium Asset Management Corporation under Proposal 2?

A. Effective November 28, 2005, Trillium Asset Management Corporation ("Trillium") became the investment subadviser to the Balanced Fund. Previously, Adams Harkness Asset Management, Inc. ("AHAM") served as the subadviser of the Balanced Fund. Shareholders of the Balanced Fund are now being asked to approve the investment subadvisory agreement with Trillium in accordance with applicable law.

   Trillium is an independent SEC-registered investment advisory firm devoted exclusively to environmentally and socially responsible investing. An employee-owned company, Trillium has been in the business of providing investment advisory services since 1982. As of September 30, 2005, Trillium had more than $929 million in assets under management. Trillium applies environmental and social criteria in its management of all its clients' assets.

   Following a thorough search process conducted by GCCM, GCCM recommended that the Board of Trustees consider appointing Trillium to be the Balanced Fund's subadviser. The Board of Trustees met with senior staff at Trillium twice and carefully reviewed Trillium's capabilities and track record. The Board then approved Trillium as the Fund's subadviser. The Board believes that Trillium will be able to provide the Balanced Fund with strong, long-term investment subadvisory services that meet the Balanced Fund's environmental criteria, investment objective and investment strategy.

Q. If Proposal 2 is approved, will this affect the expenses that Balanced Fund shareholders must pay?

A. No. Approval of the investment subadvisory agreement with Trillium will have no effect upon the amount of advisory fees paid by the Balanced Fund to GCCM, the adviser to the Balanced Fund. Trillium's subadvisory fees are borne by GCCM, not by the Balanced Fund or its shareholders.

Q. What role would Trillium play in managing the Balanced Fund?

A. If the investment subadvisory agreement is approved by shareholders, Trillium will make the day-to-day investment decisions for the Balanced Fund consistent with the Balanced Fund's environmental criteria, investment objective, and the guidelines and directions set by GCCM and the Board of Trustees.

Q. Why did the Board decide to terminate the Balanced Fund's investment subadvisory agreement with AHAM/Winslow?

A. AHAM served as the Fund's investment subadviser through its subsidiary, Winslow Management Company ("WMC"). On August 31, 2005, AHAM sold substantially all of the assets of WMC (other than the investment subadvisory agreement with GCCM and the Balanced Fund) to Winslow Management Company, LLC, a newly formed Delaware corporation ("Winslow"). Winslow is collectively controlled by persons who had served as the Balanced Fund's portfolio manager, back-up portfolio manager and operations and compliance manager at WMC. In order for AHAM to continue to provide high quality portfolio management services to the Balanced Fund and for continuity of portfolio management, AHAM entered into an arrangement with Winslow which provided that those persons would also continue to be employed by AHAM and continue to provide the same services to the Balanced Fund as had been provided to the Balanced Fund prior to the sale. AHAM informed the Board and GCCM, however, that it did not intend to continue the business of WMC and terminated the investment subadvisory agreement among AHAM, GCCM and the Balanced Fund effective no later than February 21, 2006. Given these circumstances, the Board determined that it was in the best interest of the Balanced Fund's shareholders to terminate the investment subadvisory agreement with AHAM prior to February 21, 2006 and enter into an investment subadvisory agreement with Trillium.

Q. Why are the shareholders of the Funds being asked to approve a new Declaration of Trust under Proposal 3?

A. The new Declaration of Trust will give the Trustees more flexibility and broader authority to act than the Declaration of Trust currently in effect for the Funds. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the new Declaration of Trust will not remove any of the protections of federal law or alter in any way the Trustees' existing fiduciary obligations to act with due care and in your best interest.

Q. What is a "fundamental investment policy"? Why are shareholders being asked to approve Proposals 4 and 5, which would amend or eliminate certain fundamental investment policies of the Funds?

A. A "fundamental investment policy" is a policy that cannot be changed without a shareholder vote. There are a number of policies that the Funds follow that are currently "fundamental." We are asking that you approve the modification or elimination of certain of these policies.

   After the Funds were established, certain legal and regulatory requirements applicable to mutual funds changed. The purpose of the proposed changes to these fundamental investment policies is to modernize and standardize the policies followed by the Funds, and to provide each Fund with the flexibility permitted by law to pursue its investment objective. With respect to the Equity Fund, these changes will conform the fundamental investment restrictions of the Fund more closely to the fundamental investment restrictions of the Domini Social Index Trust, the master portfolio in which the Equity Fund invests substantially all of its assets. These changes will allow the Funds to react to changes in the industry and in the marketplace without delay and without the expense of holding a shareholder meeting. Please note, however, that there is no current intention to change how the Funds are managed.

Q. Why are shareholders being asked to authorize the Trustees to select and change subadvisers and enter into investment subadvisory agreements without the approval of shareholders?

A. Authorizing the Trustees to select and change subadvisers and enter into investment subadvisory agreements without the approval of shareholders would facilitate the efficient supervision and management of the Funds by GCCM and the Trustees, give GCCM flexibility in managing the Funds in the future, and avoid the substantial costs of a shareholder meeting should a new subadviser be appointed. Please note that the Trustees would not, however, be able to replace GCCM as the investment adviser of the Funds without complying with the 1940 Act and applicable regulations governing shareholder approval of investment advisory contracts. In addition to shareholder approval of Proposal 6, the Funds will need to obtain exemptive relief from the Securities and Exchange Commission in order to select and change investment subadvisers and enter into investment subadvisory agreements without shareholder approval.

Q. How does the Board of Trustees recommend that I vote?

A. The Board of Trustees has carefully reviewed all of the proposals and recommends that you vote FOR each proposal on the enclosed proxy card. Following each proposal is a brief discussion of the factors the Trustees considered before granting their approval.

Q. I am not a shareholder of both Funds. How do I know which proposals to vote on? (Note: If you are a shareholder of both Funds you may receive more than one proxy card, depending on how your accounts are registered. Please be sure to vote on every proposal for the Fund(s) in which you are invested and on every proxy card that you receive.)


A. Please refer to the chart on pages 1 and 2 of this proxy statement to determine which proposals apply to you.


Q. If any of these proposals are approved, will there be any change in the investment strategies used by the Balanced Fund or the Equity Fund?

A. No. There is no current intention to change any of the key investment strategies or the investment objectives of the Balanced Fund or the Equity Fund, including the Funds' commitment to principles of environmentally responsible investing. We are asking you to approve the proposals described in this proxy statement because we believe, and the Board of Trustees believes, that they are in your best interests.

Q. How do I vote?

A. You can vote by mail, by telephone or via the internet. Please see the instructions set forth on the top portion of the enclosed proxy card(s). You may also vote in person, by attending the Special Meeting of Shareholders. The meeting will be held at Goulston & Storrs, 400 Atlantic Avenue, Boston, MA 02110, on February 15, 2006 at 11:00 a.m. Eastern Time. You do not need to attend in person in order to cast your vote.

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND

                                29 Temple Place
                               Boston, MA 02111
                  Telephone: 1-800-93-GREEN (1-800-934-7336)

                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS

                         To be held February 15, 2006

   A Special Meeting of Shareholders of the Green Century Balanced Fund (the "Balanced Fund") and the Green Century Equity Fund (the "Equity Fund") will be held at Goulston & Storrs, 400 Atlantic Avenue, Boston, MA 02110, on
February 15, 2006 at 11:00 a.m., Eastern Time, for the purposes listed below.


   Certain of the proposals listed below will be voted on by the shareholders of the Balanced Fund only or by the shareholders of the Equity Fund only. Certain other proposals listed below will be voted on by the shareholders of both the Balanced Fund and Equity Fund. For further information please refer to pages 1 and 2 of the Proxy Statement.


Please review the proposals listed below carefully and be sure to vote on each proposal on which you are asked to vote.



Proposal 1. To be voted on by shareholders of both Funds:
            To elect Trustees of the Funds.

Proposal 2. To be voted on by shareholders of the Balanced Fund only:
            To approve an Investment Subadvisory Agreement for the Balanced Fund among the
            Balanced Fund, Green Century Capital Management, Inc. and Trillium Asset
            Management Corporation.

Proposal 3. To be voted on by shareholders of both Funds:
            To authorize the Trustees to adopt a new Declaration of Trust for the Funds with respect to:

                A. The Reorganization of the Trust or any Fund or any Class of Shares
                B. Future Amendments
                C. Investment in Other Investment Companies
                D. Redemptions
                E. Dollar-Weighted Voting
                F. Other Changes

Proposal 4. To be voted on by shareholders of the Balanced Fund only:
            To approve changes to and the elimination of certain fundamental investment policies of the Balanced Fund with respect to:

                A. Borrowing
                B. Purchasing Securities on Margin
                C. Lending
                D. Real Estate and Commodities
                E. Engaging in Short Sales
                F. Senior Securities
                G. Underwriting Securities
                H. Concentration

Proposal 5. To be voted on by shareholders of the Equity Fund only:
            To approve changes to and the elimination of certain fundamental investment policies of the Equity Fund with respect to:

                A. Borrowing
                B. Purchasing Securities on Margin
                C. Lending
                D. Real Estate and Commodities
                E. Engaging in Short Sales
                F. Senior Securities
                G. Underwriting Securities
                H. Concentration
                I. Writing Put or Call Options
                J. Illiquid Securities
                K. Diversification

Proposal 6. To be voted on by shareholders of both Funds:
            To authorize the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

Proposal 7. To transact such other business as may properly come before the Special Meeting of
            Shareholders and any adjournments of the Special Meeting.


   The Board of Trustees of the Funds recommends that you vote in favor of each of Proposals 1 through 6.


   Only shareholders of record on December 19, 2005 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.


                                          Amy Perry Basseches, Secretary
                                          Green Century Funds


December 30, 2005


   YOUR VOTE IS IMPORTANT. If you promptly vote, sign and return the enclosed proxy card(s) you will help avoid the additional expense of a second solicitation. The enclosed addressed envelope requires no postage and is provided for your convenience. You may also vote by calling the toll-free number listed on the proxy card, or visiting the web site address listed on the proxy card.

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND

                                29 Temple Place
                               Boston, MA 02111
                  Telephone: 1-800-93-GREEN (1-800-934-7336)

                                PROXY STATEMENT

   This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of the Green Century Balanced Fund (the "Balanced Fund") and the Green Century Equity Fund (the "Equity Fund") for use at a Special Meeting of Shareholders of these Funds, or any adjournment thereof, to be held at Goulston & Storrs, 400 Atlantic Avenue, Boston, MA 02110, on February 15, 2006 at 11:00 a.m., Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting.

   The Funds' Annual Report for the fiscal year ended July 31, 2005, including audited financial statements, has previously been sent to shareholders and is available without charge by written request to Green Century Capital Management, Inc., 29 Temple Place, Boston, MA 02111, by calling Green Century Capital Management at 1-800-93-GREEN (1-800-934-7336), or by downloading the reports from our website at www.greencentury.com.

   This Proxy Statement is divided into the following four parts:


     Part 1. Overview.                                             Page  1

     Part 2. Information Regarding Voting and the Special Meeting. Page  4

     Part 3. The Proposals.                                        Page  6

     Part 4. Information Regarding the Funds.                      Page 35



   This Proxy Statement was first mailed to shareholders on or about December 30, 2005.


PART 1. OVERVIEW.

   The Board of Trustees of the Balanced Fund and the Equity Fund have called a Special Meeting of Shareholders for the purposes described in the accompanying Notice of Special Meeting and as summarized below. The purpose of this Proxy Statement is to provide you with additional information regarding the proposals to be voted on at the Meeting and to request your vote in favor of the proposals.

   The following table lists the proposals, the affected Funds and the pages of the Proxy Statement where the proposals are discussed in detail:


                                  FUND WHOSE
                               SHAREHOLDERS ARE
         PROPOSAL              ENTITLED TO VOTE                PAGE
         --------          -------------------------           ----
 1. To elect Trustees of        Green Century                Page  6
   the Funds                    Balanced Fund
                           Green Century Equity Fund

 2. To approve an           Green Century Balanced           Page 11
   Investment Subadvisory            Fund
   Agreement with
   Trillium Asset
   Management Corporation

                                          FUND WHOSE
                                       SHAREHOLDERS ARE
        PROPOSAL                       ENTITLED TO VOTE                    PAGE
         --------                  ---------------------------             ----

3. To authorize the                 Green Century Balanced               Page 21
  Trustees to adopt a                        Fund
  new Declaration of               Green Century Equity Fund
  Trust for the Funds
  with respect to:

    A. The Reorganization of the Trust
     or any Fund or any Class of Shares
    B. Future Amendments
    C. Investment in Other Investment Companies
    D. Redemptions
    E. Dollar-Weighted
  Voting
    F. Other Changes

4. To approve changes to                Green Century                    Page 28
  and the elimination of                Balanced Fund
  certain fundamental
  investment policies of
  the Green Century
  Balanced Fund with
  respect to:

    A. Borrowing
    B. Purchasing Securities on Margin
    C. Lending
    D. Real Estate and Commodities
    E. Engaging in Short
  Sales
    F. Senior Securities
    G. Underwriting
  Securities
    H. Concentration

5. To approve changes to           Green Century Equity Fund             Page 28
  and the elimination of
  certain fundamental
  investment policies of
  the Green Century
  Equity Fund with
  respect to:

    A. Borrowing
    B. Purchasing Securities on Margin
    C. Lending
    D. Real Estate and Commodities
    E. Engaging in Short
  Sales
    F. Senior Securities
    G. Underwriting
  Securities
    H. Concentration
    I. Writing Put or
  Call Options
    J. Illiquid
  Securities
    K. Diversification

6. To authorize the               Green Century Balanced Fund            Page 33
  Trustees to select and           Green Century Equity Fund
  change investment
  subadvisers and enter
  into investment
  subadvisory agreements
  without obtaining the
  approval of
  shareholders.

   The Funds are open-end management investment companies, or mutual funds. The Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds which meet the Green Century Funds' standards for corporate environmental responsibility. The Equity Fund is an index fund whose investment objective is to achieve long-term total return which matches the performance of an index comprised of stocks of 400 companies selected based on social and environmental criteria.

                             Summary of Proposals

   Each of the following proposals is discussed in more detail in Part 3 of this Proxy Statement.

   Proposal 1. Election of Trustees of the Funds.


   The Funds are proposing that you elect John Comerford, David J. Fine, Douglas M. Husid, Stephen J. Morgan, C. William Ryan, James H. Starr, Douglas
H. Phelps and Wendy Wendlandt as Trustees of the Funds (each, a "Nominee" and collectively, the "Nominees"). Each of the Nominees is currently a Trustee of the Funds. This Proposal is discussed in more detail under Proposal 1 beginning on page 6.


   Proposal 2. Approval of an Investment Subadvisory Agreement among the Balanced Fund, Green Century Capital Management, Inc. and Trillium Asset Management Corporation.


   The Balanced Fund is proposing that you approve an Investment Subadvisory Agreement among the Balanced Fund, Green Century Capital Management, Inc. ("GCCM"), and Trillium Asset Management Corporation, LLC ("Trillium"). Effective November 28, 2005, Trillium Asset Management Corporation became the investment subadviser to the Balanced Fund. Previously, Adams Harkness Asset Management, Inc. served as the subadviser of the Balanced Fund. The Board and GCCM believe that Trillium will be able to provide the Balanced Fund with strong, long-term investment subadvisory services that meet the Balanced Fund's investment objective and investment strategy. This Proposal is discussed in more detail under Proposal 2 beginning on page 11.


   Proposal 3. Approval of Changes to the Declarations of Trust.

   The Funds are proposing that you approve a restatement of their Declaration of Trust. The Declaration of Trust is the document which establishes the Funds under state law. The restated Declaration of Trust will, among other things:

  . provide that the Funds may be reorganized or reincorporated in another jurisdiction without shareholder approval;

  . provide that the Declaration of Trust can be amended without shareholder approval in most cases;

  . provide the Trustees with the ability to invest all or any portion of a Fund's assets in more than one investment company in what is sometimes referred to as a "fund of funds" structure;

  .   clarify the Funds' redemption procedures;

  . clarify that the Funds may impose redemption fees and back-end sales charges (although neither Fund has any current intention to change the redemption fees currently in place or impose back-end sales charges);

  . permit the Funds to suspend redemptions or postpone the payment of redemption proceeds to the extent permitted by the 1940 Act;

  . provide that shareholders may not, except in certain circumstances, bring a lawsuit on behalf of a Fund without first asking that the Trustees bring such lawsuit;

  . limit the liability of Trustees who receive special expert, chairperson or lead independent trustee designations;

  .   provide for dollar-weighted voting; and

  . clarify that the Trustees can divide shares of a Fund into one or more classes and can establish the rights, privileges and preferences of any such classes.


   The other proposed changes to the Funds' Declaration of Trust are described under Proposal 3 beginning on page 21.


   The restated Declaration of Trust will not change how the Funds are managed. Rather, the proposed changes to the Declaration of Trust will give the Trustees more flexibility and, subject to the requirements of law, broader authority to act if they determine that to do so would be in the shareholders' interests.

   Proposals 4 and 5. Approval of Changes to Certain Fundamental Investment Policies of the Funds.

   The Funds are proposing that their respective shareholders approve certain changes to the fundamental investment policies of each Fund.


   The proposed changes to the fundamental investment policies of the Funds will not change how the Funds are managed. The proposed changes are intended to eliminate certain policies that the Trustees have found to be unnecessary or unduly restrictive and to conform certain policies of the Equity Fund to those of the Index Trust, the master portfolio in which the Equity Fund invests substantially all of its assets. These Proposals are discussed in more detail beginning on page 28.


   Proposal 6. Authorize the Trustees to Select and Change Investment Subadvisers and Enter Into Investment Subadvisory Agreements Without Obtaining the Approval of Shareholders.


   The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers or subadvisers to investment companies be approved by shareholders. The Securities and Exchange Commission has previously granted exemptions from these shareholder vote requirements provided that certain conditions are satisfied, including shareholder approval of this Proposal. If the Funds were to obtain similar exemptive relief and this Proposal 6 is approved, the Board of Trustees would be able to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders. The Trustees would not, however, be able to replace GCCM as the investment adviser of the Funds without complying with the 1940 Act and applicable regulations governing shareholder approval of investment advisory contracts. This Proposal is discussed in more detail beginning on page 33.


PART 2. INFORMATION REGARDING VOTING AND THE SPECIAL MEETING.

                                Voting Process

   You can vote in any one of the following ways:

  .   By mail, by filling out and returning the enclosed proxy card;

  .   By telephone, by dialing the toll-free number listed on the proxy card;

  . By the internet, by visiting the web site address listed on the proxy card; and

  .   In person at the Meeting.

Whichever method you choose to vote, please carefully read this Proxy Statement, which describes in detail the proposals upon which you are asked to vote.

   Your votes will be tabulated as follows:

  . the votes of the shareholders of the Balanced Fund and the Equity Fund will be tabulated together for Proposal 1;

  . only votes of the shareholders of the Balanced Fund will be tabulated for Proposals 2 and 4;

  . only votes of the shareholders of the Equity Fund will be tabulated for Proposal 5; and

  . the votes of the shareholders of the Balanced Fund and the Equity Fund will be tabulated separately for Proposal 3 and Proposal 6.

   If you return your proxy and fail to provide instructions as to how to vote your shares with respect to any proposal, your shares will be voted FOR that proposal.

                                  Record Date


   The close of business on December 19, 2005 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. 3,191,110.788 shares of the Balanced Fund (par value $0.01 per share) and 1,715,838.892 shares of the Equity Fund (par value $0.01 per share) were outstanding as of the close of business on the Record Date. As a shareholder of record at the close of business on the Record Date, you will be entitled to one vote for each share you own.


                                    Quorum

   Holders of a majority of the shares of each Fund outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy at the Meeting for purposes of voting on Proposals 1 to 6, as applicable. Your shares will be represented by proxy at the Meeting if you vote by mail, by telephone, or by the internet.

   Regardless of how you vote ("For", "Against" or "Abstain"), your shares will be counted for purposes of determining the presence of a quorum. In addition, broker "non-votes" (that is shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum.

   If you mark "Abstain" on your proxy card with respect to any proposal on which you are entitled to vote, your vote will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 1 to 6. Broker "non-votes" will also have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 1 to 6.

                              Revoking Your Proxy

   You may revoke your proxy at any time prior to the Meeting (or any adjournment thereof) by putting your revocation in writing, signing it and either delivering it to the Meeting or sending it to Amy Perry Basseches, Secretary of the Green Century Funds, 29 Temple Place, Boston, MA 02111. You may also revoke your proxy by voting in person at the Meeting.

                                 Adjournments

   If sufficient votes in favor of any Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to that Proposal. An adjournment of the Meeting will suspend the Meeting to another time. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. If you voted in favor of a Proposal or failed to provide instructions as to how to vote your shares with respect to a Proposal, the persons named as proxies will vote your shares in favor of the adjournment of the Meeting with respect to that Proposal. If you voted against or abstained from voting on a Proposal, the persons named as proxies will vote your shares against any such adjournment. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit the additional solicitation of proxies with respect to any other Proposals.

                           Proxy Solicitation Costs

   The cost of soliciting proxies (which is expected to be approximately $28,000), including the fees of a proxy soliciting agent (which are expected to be approximately $21,000), will be borne by GCCM, not the Funds. In addition to solicitation by mail and the proxy soliciting agent, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Funds and GCCM without compensation. GCCM may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings and other solicitations, which may include telephone calls to shareholders for the purpose of reminding shareholders to vote.

PART 3. THE PROPOSALS.

Proposal 1. To elect Trustees of the Funds.

   You are being asked to elect a Board of Trustees of the Funds. The nominees for the Board of Trustees are John Comerford, David J. Fine, Douglas M. Husid, Stephen J. Morgan, C. William Ryan, James H. Starr, Douglas H. Phelps and Wendy Wendlandt (each, a "Nominee" and collectively, the "Nominees"). Each of the Nominees is currently a Trustee of the Funds.

   The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies or is removed from office. Mr. Comerford was appointed by the Board in 2005 and has not been elected by shareholders. Mr. Phelps was appointed by the Board in 1997 and has not been elected by shareholders. Ms. Wendlandt and Messrs. Fine, Husid, Morgan, Ryan and Starr were elected by the initial shareholder of the Funds in 1991. Each of the Nominees has consented to being named in this Proxy Statement and to serving on the Board if elected.

   Unlike the majority of mutual funds, the Green Century Funds do not pay their Trustees any fees; all the Trustees serve as volunteers. Each of the Trustees is committed to furthering environmentally responsible investing and advocacy for greater corporate environmental responsibility.

Trustee and Officer Information

   The table below sets forth each Nominee's name, age, position and length of service with the Funds, each Nominee's principal occupation during the past five years, and any other directorships held by each Nominee. The address for each Nominee is 29 Temple Place, Suite 200, Boston, MA 02111.

                                                                                                Number of
                                                                                                 Funds in
                  Position(s)                                                                     Green
                   Held with                                                                     Century
                   the Funds                                                                    Family of
                  and Length                                                          Other       Funds
                    of Time                 Principal Occupation(s)               Directorships  Overseen
Name and Age        Served                  During Past Five Years                    Held      by Nominee
------------      -----------               ----------------------                ------------- ----------
Independent Trustees*:
John Comerford    Trustee     Managing Director and Head of Quantitative              None          2
Age: 37           since 2005. Trading Research, Nomura Securities International
                              (since 2003); Vice President and Head of
                              Quantitative Trading Research, Schwab Capital
                              Markets (2003); Self-employed (2002-2003);
                              Portfolio Manager, Symphony Asset Management
                              (1994-2002).

David J. Fine     Trustee     Proprietor, Law Offices of David J. Fine (since         None          2
Age: 57           since 1991. 2001); Partner, Dangel & Fine (from 1997 to 2001).

Douglas M. Husid  Independent Director, Goulston & Storrs, P.C.                       None          2
Age: 54           Chairperson (since 1991).
                  since 2005;
                  Trustee
                  since 1991.
Stephen J. Morgan Trustee     Vice President, AMERESCO, Inc.                          None          2
Age: 57           since 1991. (since 2000).

C. William Ryan   Trustee     Independent Tai Chi Instructor (since 2005);            None          2
Age: 51           since 1991. Owner/Director, Brookline Tai Chi (1992-2005).

James H. Starr    Trustee     Attorney, Starr and Associates, PC (since 1982);        None          2
Age: 58           since 1991. County Commissioner, Gunnison County, CO
                              (since 1999).

Interested Trustees**:
Douglas H. Phelps Trustee     President (1996-2003) and Director (since 1996),        None          2
Age: 58           since 1997. Green Century Capital Management, Inc.;
                              Chairman, Fund for Public Interest Research (since
                              1982); President, Telefund, Inc. (since 1988);
                              President, Grassroots Campaigns, Inc. (since 2003).

Wendy Wendlandt   Trustee     Senior Staff, Fund for Public Interest Research,        None          2
Age: 44           since 1991. Center for Public Interest Research (since 1989).

--------
* A Trustee is deemed to be an "Independent Trustee" to the extent the Trustee is not an "interested person" of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").
** A Trustee is deemed to be an "Interested Trustee" to the extent the Trustee is an "interested person" of the Funds as defined in the 1940 Act.
   Mr. Phelps is considered to be an Interested Trustee by virtue of his positions as a Director of Green Century Capital Management, Inc. ("GCCM" or the "Adviser") and as Chairman of the Fund for Public Interest Research, one of the non-for-profit advocacy organizations which founded and owns GCCM. Ms. Wendlandt is considered to be an Interested Trustee by virtue of her position with the Fund for Public Interest Research.

   The table below sets forth, for each Officer of the Funds, his or her name, age, position and length of service with the Funds and principal occupation during the past five years. The address for each Officer is 29 Temple Place, Suite 200, Boston, MA 02111.

                        Position(s) Held with the        Principal
                           Funds and Length of      Occupation(s) During
    Name and Age               Time Served            Past Five Years
    ------------        -------------------------   --------------------
    Kristina A. Curtis  President since 2005.     Senior Vice President of
    Age: 53                                       Finance and Operations
                                                  (since 2002), Chief
                                                  Operating Officer (1991
                                                  to 2002), Treasurer and
                                                  Director (since 1991),
                                                  Senior Vice President
                                                  (since 1991) Green
                                                  Century Capital
                                                  Management, Inc.

    Ethan Berkwits      Treasurer since 2005.     Vice President of
    Age: 34                                       Marketing (since 2004),
                                                  Secretary (since 2005)
                                                  and Director (since
                                                  2005), Green Century
                                                  Capital Management,
                                                  Inc.; Consultant,
                                                  Alliance Consulting
                                                  Group (1996-2003).

    Amy Perry Basseches Secretary and Assistant   President (since 2003),
    Age: 40             Treasurer since 2003.     Senior Vice President,
                                                  (2002 to 2003),
                                                  Secretary (2002 to 2003)
                                                  and Director (since
                                                  2002), Green Century
                                                  Capital Management,
                                                  Inc.; Hiring Director,
                                                  Fund for Public Interest
                                                  Research (since 1997).

    Amy F. Puffer       Chief Compliance Officer  Chief Compliance
    Age: 47             since 2004.               Officer, Green Century
                                                  Capital Management, Inc.
                                                  (since 2004); Senior
                                                  Specialist, PFPC, Inc.
                                                  (2003-2004); Assistant
                                                  Vice President, CDC IXIS
                                                  Asset Management
                                                  Services, Inc.
                                                  (1996-2003).

Compensation of Trustees

   No Trustee of the Funds receives any compensation from the Funds, but each Trustee is reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Trustees or of any committee thereof. Information regarding compensation paid to the Trustees of the Funds for the fiscal year ended July 31, 2005 is set forth below. The Funds do not contribute to a retirement plan for the Trustees of the Funds. The Officers do not receive any direct remuneration from the Funds.

                                    Pension or                      Total
                                    Retirement                   Compensation
                       Aggregate     Benefits      Estimated    from Funds and
                      Compensation  Accrued as      Annual      Green Century
Name of Person*,        from the   Part of Funds Benefits Upon   Fund Complex
Position                 Funds       Expenses     Retirement   Paid to Trustees
----------------      ------------ ------------- ------------- ----------------
Independent Trustees:
David J. Fine........     None         None          None            None

Douglas M. Husid.....     None         None          None            None

Stephen J. Morgan....     None         None          None            None

C. William Ryan......     None         None          None            None

James H. Starr.......     None         None          None            None

Interested Trustees:
Douglas H. Phelps....     None         None          None            None

Wendy Wendlandt......     None         None          None            None

--------
*JohnComerford was not a Trustee of the Funds during the Funds' fiscal year ended July 31, 2005.

Fund Shares Owned by Trustees

   The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Green Century Family of Funds as of October 31, 2005.

                                                                  Aggregate Dollar
                                                                   Range of Equity
                                                                  Securities in all
                                                                     Investment
                                                                      Companies
                                                                     Overseen by
                                                                     Nominee in
                         Dollar Range of Equity Securities in       Green Century
Name of Trustee                     Fund/Fund Name                   Fund Family
---------------          ------------------------------------     -----------------
Independent Trustees:
John Comerford                           None                           None

David J. Fine           $1-$10,000/Green Century Balanced Fund       $1-$10,000

Douglas M. Husid        $1-$10,000/Green Century Balanced Fund       $1-$10,000

Stephen J. Morgan                        None                           None

C. William Ryan          $1-$10,000/Green Century Equity Fund      $10,001-$50,000
                      $10,001-$50,000/Green Century Balanced Fund

James H. Starr           $1-$10,000/Green Century Equity Fund      $10,001-$50,000
                      $10,001-$50,000/Green Century Balanced Fund

Interested Trustees:
Douglas H. Phelps      $10,001-$50,000/Green Century Equity Fund   $10,001-$50,000
                      $10,001-$50,000/Green Century Balanced Fund

Wendy Wendlandt          $1-$10,000/Green Century Equity Fund      $10,001-$50,000
                        $1-$10,000/Green Century Balanced Fund


   As of December 19, 2005, none of the Independent Trustees of the Funds, or their immediate family members, owned beneficially or of record any securities of GCCM, UMB Distribution Services, LLC ("UMB"), the Funds' distributor, or any person controlling, controlled by or under common control with GCCM or UMB. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

   As of December 19, 2005, the Trustees and Officers of the Funds, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of each Fund.


Meetings and Committees

   Board Meetings. During the fiscal year ended July 31, 2005, the Board of Trustees of the Funds met four times. Each Trustee (other than John Comerford) attended at least 75% of the meetings during the fiscal year ended July 31, 2005. John Comerford became a Trustee of the Funds on November 21, 2005.

   Audit Committee. James H. Starr and Stephen Morgan, each an Independent Trustee, are members of the Audit Committee. The Audit Committee met once during the Funds' fiscal year ended July 31, 2005 to select the auditor, review the Funds' financial statements and audited annual report, to receive the report of the Funds' independent auditors, and to review the internal and external accounting procedures of the Funds. Both members of the Audit Committee attended this meeting.

   Nominating Committee. David J. Fine and James H. Starr, each an Independent Trustee, are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, screening and nominating candidates to serve on the Board of Trustees. The Nominating Committee evaluates candidates' qualifications for board membership. The Committee will consider and evaluate candidates submitted by shareholders of the Funds on the same basis as it considers and evaluates candidates recommended by other sources. Shareholder recommendations should be delivered in writing to the Secretary of the Funds, c/o Green Century Capital Management, Inc. The Nominating Committee met once during the Funds' fiscal year ended July 31, 2005. The Nominating Committee also met once during the period from August 1, 2005 through November 30, 2005. Both members of the Nominating Committee attended these meetings. A copy of the Nominating Committee Charter is not available on the Funds' web site, but is attached to this Proxy Statement as Exhibit A.

   Valuation Committee. Douglas M. Husid and C. William Ryan, each an Independent Trustee, are members of the Valuation Committee of the Board of Trustees of the Funds. The Valuation Committee monitors the valuation of fund investments. The Valuation Committee did not meet during the most recent fiscal year.

   Qualified Legal Compliance Committee. Stephen Morgan, James H. Starr and C. William Ryan, each an Independent Trustee, are members of the Qualified Legal Compliance Committee ("QLCC") of the Board of Trustees of the Funds. The QLCC is authorized to receive, evaluate and investigate reports of material violations of law as prescribed by Section 307 of the Sarbanes-Oxley Act of 2002, which shall include, without limitation, the authority to retain such legal counsel and expert personnel as the QLCC may deem necessary and to notify the SEC in the event the Funds fail to implement a recommendation of the QLCC following an investigation. The QLCC did not meet during the most recent fiscal year.

Indemnification of Trustees

   The Funds' Declaration of Trust provides that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Funds, unless, with respect to liability to a Fund's shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the applicable Fund. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds and are not involved in the matter, or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. This indemnification provision will not change materially if the restated Declaration of Trust in Proposal 3 is approved.

Nomination by the Nominating Committee and the Board of Trustees

   At a meeting of the Board's Nominating Committee held on October 11, 2005, the Committee nominated Mr. Comerford to serve as an Independent Trustee of the Funds. He was appointed to the Board by the Independent Trustees and the full Board at a meeting held on November 21, 2005. At the November 21, 2005 meeting, the Board, including the Independent Trustees, agreed that each Trustee of the Funds should be submitted to shareholders for approval and voted to nominate such Nominees and recommend election of the Nominees by the shareholders of the Funds.

                                 Vote Required

   The affirmative vote of a plurality of votes cast, voted in person or by proxy at the Special Meeting, is required for the election of each Nominee to the Board of Trustees of the Funds.

   If you sign and return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein.

   The Board of Trustees recommends that you vote FOR the election of each of the Nominees to the Board.

Proposal 2.To Approve a New Investment Subadvisory Agreement among the Balanced
           Fund, Green Century Capital Management, Inc. and Trillium Asset Management Corporation.

                                  Background

   Shareholders of the Balanced Fund are being asked to approve an Investment Subadvisory Agreement dated as of November 28, 2005 (the "Trillium Subadvisory Agreement") among the Balanced Fund, Green Century Capital Management, Inc. ("GCCM") and Trillium Asset Management Corporation, LLC ("Trillium").

   The information in this proxy statement with respect to the Trillium Subadvisory Agreement is qualified in its entirety by reference to, and made subject to, the complete text of the Trillium Subadvisory Agreement, a copy of which is attached to this proxy statement as Exhibit B.

   GCCM manages the assets of the Balanced Fund pursuant to an investment advisory agreement dated as of August 13, 1991, as amended and restated on March 29, 1999 (the "Investment Advisory Agreement.") The Investment Advisory Agreement was most recently approved by the Funds' Board of Trustees on September 30, 2005 when the Trustees approved its continuation for an additional twelve month period. The Investment Advisory Agreement was approved by the initial shareholder of the Balanced Fund on February 4, 1992.

   Subject to the terms of the Investment Advisory Agreement, GCCM is responsible for the management of the Balanced Fund. As part of its responsibilities, GCCM selects and employs, subject to the review and approval of the Board of Trustees, one or more subadvisers to invest the Balanced Fund's assets consistent with the Fund's environmental criteria, investment objective and the guidelines and directions set by GCCM and the Board of Trustees. GCCM and the Board of Trustees regularly review the subadviser's continued performance. GCCM or the Board of Trustees may terminate the services of a subadviser at any time, subject to the termination provisions of a subadvisory agreement.

   Prior to November 28, 2005, Adams Harkness Asset Management, Inc. ("AHAM") served as the subadviser of the Balanced Fund through its subsidiary, Winslow Management Company ("WMC"). AHAM managed the investments of the Balanced Fund on a day-to-day basis, pursuant to an Investment Subadvisory Agreement dated as of April 1, 1999 (the "AHAM Subadvisory Agreement"). AHAM's principal executive office is at 99 High Street, Boston, Massachusetts 02110. The AHAM Subadvisory Agreement was approved by the shareholders of the Balanced Fund at a meeting held on June 18, 1999. The AHAM Subadvisory Agreement was last approved by the Board on September 30, 2005.

   On August 31, 2005, AHAM sold substantially all of the assets of WMC (other than the investment subadvisory agreement with GCCM and the Balanced Fund) to Winslow Management Company, LLC, a newly formed Delaware corporation ("Winslow"). Winslow is collectively controlled by persons who had served as the Balanced Fund's portfolio manager, back-up portfolio manager and primary point of contact at WMC. In order for AHAM to continue to provide high quality portfolio management services to the Balanced Fund and for continuity of portfolio management, AHAM entered into an arrangement with Winslow which provided that those persons would also continue to be employed by AHAM and continue to provide the same services to the Balanced Fund as had been provided prior to the sale. AHAM informed the Board and GCCM, however, that it did not intend to continue the business of WMC and terminated the investment subadvisory agreement between AHAM and GCCM effective no later than February 21, 2006. Given these circumstances, the Board determined that it was in the best interest of the Balanced Fund's shareholders to terminate the investment subadvisory agreement with AHAM prior to February 21, 2006 and enter into an investment subadvisory agreement with Trillium.

   At a meeting of the Board of Trustees held on November 21, 2005, the Board considered the termination of AHAM as the subadviser of the Balanced Fund. The Board also considered GCCM's recommendation that Trillium be appointed as the subadviser of the Balanced Fund. As discussed below under the heading "Evaluation by the Board of Trustees," GCCM, at the direction of the Board, terminated the AHAM Subadvisory Agreement and entered into the Trillium Subadvisory Agreement. Accordingly, effective at the end of the day on November 27, 2005, the AHAM Subadvisory Agreement was terminated. The Trillium Subadvisory Agreement became effective on November 28, 2005.

                      The Trillium Subadvisory Agreement

   Except for the parties and the proposed change in fee arrangements set forth below under the heading "Investment Advisory and Subadvisory Fees", the terms and conditions of the Trillium Subadvisory Agreement are substantively the same in all material respects to the terms and conditions of the AHAM Subadvisory Agreement.

   Please refer to Exhibit B attached to this Proxy Statement for the complete Trillium Subadvisory Agreement. The description of the Trillium Subadvisory Agreement in this Proxy Statement is qualified in its entirety by the provisions of the Trillium Subadvisory Agreement in Exhibit B.

   The Trillium Subadvisory Agreement became effective on November 28, 2005. If approved by the shareholders of the Balanced Fund, the Trillium Subadvisory Agreement will continue in effect for two years, and thereafter will continue in effect if such continuance is specifically approved at least annually by vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Balanced Fund or by vote of a majority of the Trust's Board of Trustees, and in either case by the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) at a meeting called for the purpose of voting on the Trillium Subadvisory Agreement.

   The Trillium Subadvisory Agreement may be terminated without penalty (i) by the Balanced Fund's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Balanced Fund on not more than 60 days' nor less than 30 days prior written notice to Trillium and GCCM, (ii) by GCCM upon not more than 60 days' nor less than 30 days prior written notice to the Balanced Fund and Trillium or (iii) by Trillium upon not less than 180 days' prior written notice to the Balanced Fund and GCCM. The Trillium Subadvisory Agreement will automatically terminate in the event of its assignment. The Trillium Subadvisory Agreement provides that Trillium is not liable for any error of judgment or for any act or omission in the execution of securities transactions for the Balanced Fund, except for willful misfeasance, bad faith, gross negligence, violation of law or reckless disregard of its obligations and duties under the Trillium Subadvisory Agreement. If the Trillium Subadvisory Agreement is not approved by shareholders, it will terminate on April 27, 2006.

                     Comparison of Subadvisory Agreements

   Pursuant to the Trillium Subadvisory Agreement, as under the AHAM Subadvisory Agreement, Trillium makes the day-to-day investment selections for the Balanced Fund, subject always to the provisions of the 1940 Act and to the environmental criteria, investment objective, policies and restrictions imposed by the Balanced Fund's then-current Registration Statement under the 1940 Act and the Fund's Declaration of Trust and By-Laws. Subject to such policies as the Board of Trustees and GCCM may determine, Trillium maintains a continuous investment program for the Balanced Fund, including investment research and management with respect to the investment and reinvestment of the Balanced Fund's securities, and takes such steps as may be reasonably necessary to implement the same. Trillium applies the environmental and other screening criteria developed by GCCM and the Board of Trustees, as provided in the Balanced Fund's then-current Registration Statement. Trillium furnishes at its own expense all services, facilities and personnel necessary in connection with its activities under the Trillium Subadvisory Agreement. The Trillium Subadvisory Agreement, as under the AHAM Subadvisory Agreement, provides that Trillium may render services to others.

   The Trillium Subadvisory Agreement contains certain additional provisions not contained in the AHAM Subadvisory Agreement. The Trillium Subadvisory Agreement clarifies that Trillium shall obtain for the

Balanced Fund, in its best judgment, best available execution in executing the Balanced Fund's portfolio transactions, and shall direct orders in connection with the purchase and sale of the Balanced Fund's portfolio securities to broker-dealers that sell shares of the Balanced Fund only to the extent that placing such orders is in compliance with applicable laws. The Trillium Subadvisory Agreement also provides that Trillium may aggregate orders for the purchase or sale of portfolio securities for the Balanced Fund with orders for other portfolios managed by Trillium, provided that all securities purchased or proceeds of the sale of securities are allocated at the average execution price.

   GCCM and Trillium have entered into a Letter of Agreement (the "Letter") in connection with the Trillium Subadvisory Agreement. This Letter addresses the provision by Trillium of certain marketing support services to promote the Balanced Fund, provides that Trillium will not act as a sponsor, administrator or adviser to any other socially or environmentally responsible mutual fund while serving as the subadviser to the Balanced Fund, and provides that Trillium will not act as a subadviser to any directly competitive mutual fund except in certain circumstances.

                   Investment Advisory and Subadvisory Fees

   GCCM is entitled to receive fees of 0.75% of the average daily net assets of the Balanced Fund for providing investment advisory services to the Balanced Fund. For the fiscal year ended July 31, 2005, GCCM received $446,389 in investment advisory fees from the Balanced Fund.

   As under the AHAM Subadvisory Agreement, GCCM (not the Balanced Fund) pays subadvisory fees to Trillium out of the investment advisory fees GCCM receives from the Balanced Fund. Therefore, the proposed subadvisory fee payable to Trillium under the Trillium Subadvisory Agreement will not change the expenses you incur as a shareholder of the Balanced Fund.

   If the shareholders of the Balanced Fund approve the Trillium Subadvisory Agreement, GCCM will pay to Trillium, as full compensation for services to be rendered and expenses to be borne by Trillium, a monthly fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million. Such fee shall be accrued daily and payable following the end of each quarter.

   Under the AHAM Subadvisory Agreement, GCCM paid to AHAM as full compensation for the services to be rendered and expenses to be borne by AHAM a fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Balanced Fund (the "Base Fee"). Such fee was accrued daily and payable at the end of each quarter, and was subject to the following adjustment: for each calendar quarter, the Base Fee was adjusted as follows: (i) if the Balanced Fund's total return (calculated in accordance with Rule 482 under the Securities Act of 1933, as amended) for the immediately prior twelve month period ("Fund Total Return") was greater than the total return of the Lipper Directors' Analytical Data Balanced Fund Average (the "Index Total Return") plus 1%, then the Base Fee for such quarter was increased by an amount which was the product of .025% multiplied by the average daily net assets for such year, (ii) if the Fund Total Return exceeded the Index Total Return plus 2%, then the Base Fee for such quarter was increased by an amount which is the product of .05% multiplied by the average daily net assets for such year,
(iii) if the Fund Total Return was less than the Index Total Return minus 1%, then the Base Fee for such quarter was decreased by an amount which was the product of .025% multiplied by the average daily net assets for such year, or
(iv) if the Fund Total Return was less than the Index Total Return minus 2%, then the Base Fee for such quarter was reduced by an amount which was the product of .05% multiplied by the average daily net assets for such year.

   For example:


 If, on an annual basis, the Balanced  Then GCCM calculated and paid quarterly
 Fund's Total Return differed from the a fee to AHAM which on an annual basis
         Index Total Return by                      was equal to:
 ------------------------------------- ---------------------------------------
        positive 2.00% or more                         0.60%
   positive 1.00% to positive 1.99%                    0.50%
   negative 0.99% to positive 0.99%               0.40% - Base Fee
   negative 1.00% to negative 1.99%                    0.30%
        negative 2.00% or more                         0.20%


   The following table shows the investment advisory fees paid by GCCM to AHAM under the terms of the AHAM Subadvisory Agreement in dollar amounts and as a percentage of the average daily net assets of the Balanced Fund for the fiscal years ended July 31, 2001, 2002, 2003, 2004 and 2005:

                                               Subadvisor Fees Paid to
                                                  AHAM Stated as a
                      Subadvisory Fees Paid to  Percentage of Average
          Fiscal Year          AHAM:              Daily Net Assets
          ----------- ------------------------ -----------------------
             2001             $269,736                  0.37%
             2002             $116,390                  0.22%
             2003             $119,183                  0.31%
             2004             $372,573                  0.58%
             2005             $121,437                  0.20%

   The following table demonstrates (1) the actual subadvisory fees paid by GCCM to AHAM for the fiscal year ended July 31, 2005; (2) the amount GCCM would have paid to Trillium if the proposed subadvisory fees under the Trillium Subadvisory Agreement had been in effect for that year; and (3) the difference between these amounts stated as a percentage:

                   (1)
            Subadvisory Fees           (2)
              Paid to AHAM        Proposed Fees           (3)
              For the Year      Paid For the Year     Percentage
           Ended July 31, 2005 Ended July 31, 2005 Increase/Decrease
           ------------------- ------------------- -----------------
                $121,437            $223,314             83.9%

   Since GCCM pays the subadvisory fees, this increase in fees is borne by GCCM, not the Balanced Fund or its shareholders. Again, the proposed subadvisory fee payable to Trillium under the Trillium Subadvisory Agreement will not change the expenses you incur as a shareholder of the Balanced Fund.

   Until shareholders approve the Trillium Subadvisory Agreement, Trillium will receive the lesser of the fees payable under the Trillium Subadvisory Agreement or the fees payable under the AHAM Subadvisory Agreement for providing investment subadvisory services to the Balanced Fund.

                          Information about Trillium

   Trillium, with principal offices located at 711 Atlantic Avenue, Boston, MA 02111, is an independent SEC-registered investment advisory firm devoted exclusively to environmentally and socially responsible investing. An employee-owned company, Trillium has been in the business of providing investment advisory services since 1982. Progressive Securities Corporation, c/o Wainwright Bank & Trust, 63 Franklin Street, Boston, MA 02110, owns 30% of the equity of Trillium in the form of non-voting preferred stock. Joan L. Bavaria, the founder and President of Trillium, owns more than 10% of Trillium's voting common stock. No other person or entity owns more than 10% of Trillium.

   As of September 30, 2005, Trillium had more than $929 million in assets under management. Trillium applies environmental and social criteria in its management of all of its clients' assets.

   Listed in the following chart are the names, positions, and principal occupations of the members of the Trillium Board of Directors and Trillium's principal executive officers as of September 30, 2005. The address for each of the following individuals is Trillium Asset Management Corporation, 711 Atlantic Avenue, Boston, MA 02111.

                               Position with
Name                             Trillium                      Other Principal Occupation
----                           -------------                   --------------------------
Joan Bavaria                President, CEO

Thomas Gladwin, Ph.D.       Director            Professor, University of Michigan

Charles Grigsby             Chair, Board of     Vice President, Mass Capital Resource Company
                            Directors

George Rooks                Director, Portfolio President, Heritage Capital Management, a wholly owned
                            Manager             subsidiary of Wainwright Bank & Trust

Sherry Salway Black         Director            Executive Director, Ovarian Cancer National Alliance

Robert Glassman             Director            Co-Chairman, Wainwright Bank & Trust Company

Carol O'Cleireacain, Ph.D.  Director            Senior Fellow, Brookings Institution, Center on Urban and
                                                Metropolitan Policy

Elliott Sclar, Ph.D.        Director            Professor, School of Architecture, Columbia University

Margaret Flinter, APRN, MSN Director            Vice President & Clinical Director, Community Health
                                                Center, Middletown, CT

Sally Greenberg, JD         Director            Senior Product Safety Counsel, Consumers Union,
                                                Washington, DC

John Plukas                 Director            Co-chairman, Wainwright Bank & Trust Company,
                                                Boston, MA

William Torbert, Ph.D.      Director            Professor of Management, Carroll School of Management
                                                at Boston College, Newton, MA

Samuel B. Jones, Jr., CFA   Vice President,
                            Chief Investment
                            Officer

Adam Seitchik, Ph.D., CFA   Vice President,
                            Chief Investment
                            Strategist

F. Farnum Brown, Jr., Ph.D. Vice President

Stephanie R. Leighton, CFA  Vice President,
                            Director of Equity
                            Research

Cheryl I. Smith, Ph.D., CFA Vice President

Lisa M. Leff, CFA           Vice President

Eric Becker, CFA            Vice President

Blaine C. Townsend, CIMA    Shareholder
                            Representative to
                            Board, Vice
                            President

Laura McGonagle, CFA        Vice President

Diane M. DeBono             Vice President

                           Position with
            Name             Trillium     Other Principal Occupation
            ----           -------------  --------------------------
            Linnie McLean  Vice President

            Shelley Alpern Vice President

            Steve Lippman  Vice President

            Lee Snelgrove  Vice President

            Ellen Murphy   Vice President

            Lisa MacKinnon Shareholder
                           Representative
                           to Board, Vice
                           President

            Pat Davidson   Vice President


   As of December 19, 2005, no Trustee or Officer of the Funds was an officer, director, general partner or shareholder of Trillium. No Trustee or Officer of the Funds has any other material direct or indirect interest in the proposal to approve the Trillium Subadvisory Agreement, or in Trillium, or any other person controlling, controlled by, or under common control with Trillium. Since
August 1, 2004, none of the Officers or Trustees of the Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Trillium was or is to be a party.


                 Information about Trillium's Investment Style

   Trillium uses a "growth at a reasonable price" investing style. Trillium invests in the common stock of companies, across a range of capitalizations, that it believes have superior earnings growth prospects and whose stock prices, in Trillium's opinion, do not accurately reflect the companies' value. Trillium may also invest in companies that it believes do not have particularly strong earnings histories, but do have other attributes that may contribute to accelerating growth in the foreseeable future.

   Trillium's equity investment process begins with an economic and environmental analysis of a universe of approximately 5000 publicly traded companies. From this universe, Trillium primarily selects stocks of companies that it believes make a positive contribution to an environmentally sustainable future based on the Balanced Fund's environmental criteria. Stocks are then considered for the Balanced Fund's portfolio only after Trillium performs a rigorous financial analysis.

   Trillium uses multi-factor proprietary models that consider a variety of quantitative measures, including price/earnings and price/cash flow ratios, to rank the stocks by sector based on value, growth potential, and expected price volatility. Trillium uses these quantitative measurements in combination with in-house and third-party research to identify companies that appear to possess superior earnings growth prospects and whose stock prices, in Trillium's opinion, do not accurately reflect the companies' value. Trillium then focuses on those companies that, over a period of several years, appear to have the ability to grow at above average rates within their industries. Trillium then selects stocks considering diversification by sector and expected risk and attractiveness of valuation relative to prospective return. Trillium believes that portfolio turnover should be managed carefully.

   Trillium monitors the companies in the Balanced Fund's portfolio to determine if there have been any fundamental changes in the companies or changes in the companies' environmental records and policies. Trillium also regularly analyzes price/earnings ratios, price/cash flow ratios, and other quantitative measures to monitor stock price movements and help determine whether to sell a stock in the Fund's portfolio. Trillium may sell a stock if, among other factors:

  . It subsequently fails to meet the Balanced Fund's investment criteria or becomes overvalued relative to the long-term expectation for its stock price

  . The balance between the stock's expected return and its contribution to the risk of the portfolio deteriorates or a more attractively priced company is identified

  . Changes in national economic conditions, such as interest rates, unemployment, and productivity levels, prompt a change in industry sector allocation for the Fund's portfolio

  . The company's positive environmental attributes turn negative and dialogue and shareholder engagement fail to change the company's policies

   In general, Trillium includes fixed income securities in the Balanced Fund's portfolio to modulate the Balanced Fund's overall level of investment risk and exposure to business, economic, and interest rate trends. Fixed income investments are evaluated using the same environmental criteria as those employed for equity investments. Issuer-specific financial evaluation of fixed income investments focuses on a company's cash flow, interest rate coverage, and other measures of its ability to meet its future income and principal repayment commitments. In addition, Trillium evaluates each fixed income investment with respect to its credit quality and its overall exposure to interest rate risk.

 Information about Individuals Primarily Responsible for Managing the Balanced
                               Fund's Portfolio

   The lead portfolio manager responsible for the management of the Balanced Fund, Adam Seitchik, is Trillium's Chief Investment Strategist. Mr. Seitchik has 15 years of experience in the investment management field, is a CFA Charterholder, and has a Ph.D. in Economics. He has previous experience managing pooled accounts and significant experience in developing and executing investment strategy.

   Cheryl Smith, the portfolio management team member primarily responsible for developing and implementing the Balanced Fund's fixed income strategy, leads Trillium's fixed income investment process. She is a CFA Charterholder, holds a Ph.D. in Economics, and has 18 years of investment experience in socially and environmentally responsible portfolio management, including experience managing one fixed income and two equity mutual funds.

   Eric Becker, the portfolio management team member primarily responsible for developing the buy list of equity securities for the Balanced Fund's portfolio, has 12 years experience managing environmentally and socially responsible portfolios. He is a CFA Charterholder.

   The Trillium staff includes an experienced team of investment management professionals who support the Balanced Fund's portfolio management team. There had been no portfolio manager turnover at Trillium Asset Management for the past five years.

   The Balanced Fund's portfolio management team is also supported by Trillium's Compliance Department, led by its Chief Compliance Officer, Samuel
B. Jones, Jr., CFA. Mr. Jones has served as Chairman of the Standards and Policy Subcommittee of the CFA Institute and is currently a member of the CFA Institute Board of Governors and Audit Committee.

   Trillium does not advise or subadvise any other registered investment company.

   All information contained in this Proxy Statement about Trillium has been provided by Trillium.

                            Information about GCCM

   GCCM, with principal offices located at 29 Temple Place, Suite 200, Boston, MA 02111, is the investment adviser for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. GCCM's role is to ensure that the Balanced Fund's investment objective and environmental and investment policies are accurately and effectively implemented. GCCM has served as investment adviser and administrator for the Balanced Fund since the commencement of operations of the Balanced Fund.

   GCCM is wholly owned by Paradigm Partners, a California general partnership, the partners of which are all not-for-profit advocacy organizations. These organizations are: California Public Interest Research Group (CALPIRG), Citizen Lobby of New Jersey, Colorado Public Interest Research Group, ConnPIRG Citizen Lobby, Fund for Public Interest Research, Massachusetts Public Interest Research Group (MASSPIRG), MOPIRG Citizen Organization, PIRGIM Public Interest Lobby, and Washington State Public Interest Research Group (WASHPIRG). MASSPIRG owns approximately 46% of Paradigm Partners.

                            Portfolio Transactions

   For the fiscal year ended July 31, 2005, brokerage commissions in the amount of $107,095 were paid to Adams, Harkness & Hill, Inc., an affiliate of AHAM, the prior subadviser to the Balanced Fund. This amount represented 47.56% of the Balanced Fund's aggregate brokerage commissions, and 43.50% of the aggregate dollar amount of the Balanced Fund's transactions involving the payment of commissions.

   For the fiscal year ended July 31, 2005, brokerage transactions were not placed with any other person affiliated with the Balanced Fund, the Funds, GCCM, Trillium, UMB Fund Services, Inc. (the Funds' subadministrator), UMB Distribution Services, LLC (the Funds' distributor), Unified Fund Services, Inc. (the Funds' transfer agent), or Investors Bank & Trust Company (the Funds' custodian).

                      Evaluation by the Board of Trustees

   At an in-person meeting on November 21, 2005, the Board of Trustees of the Balanced Fund, including a majority of the Independent Trustees, considered the approval of the subadvisory agreement between GCCM and Trillium with respect to the Balanced Fund (the "Trillium Subadvisory Agreement").

   In advance of the meeting, the Independent Trustees submitted to Trillium a written request for information in connection with their consideration of the Trillium Subadvisory Agreement. The Trustees met with representatives of Trillium at the September 30, 2005 Board meeting and at their meeting on November 21, 2005. The Trustees received, reviewed and considered the following, among other things:


   (1) A memorandum from counsel to the Independent Trustees setting forth the Board's fiduciary duties under the 1940 Act and Massachusetts law and the factors the Board should consider in its evaluation of the Trillium Subadvisory Agreement.


   (2) Reports from and presentations by GCCM regarding the process by which they decided to propose Trillium as the subadviser of the Balanced Fund.

   (3) Reports from and presentations by Trillium that described (a) the nature, extent and quality of the services proposed to be provided by Trillium to the Balanced Fund, including the experience and qualifications of the personnel providing those services, Trillium's ownership structure, clients and Trillium's investment philosophies and processes; (b) the fees and other amounts proposed to be paid to Trillium under the Trillium Subadvisory Agreement with respect to the Balanced Fund, including information as to the fees charged and services provided to other Trillium clients and a comparison of the Balanced Fund's proposed subadvisory fee to those of other mutual funds;
(c) the expected costs and profits of Trillium related to its proposed services to the Balanced Fund; (d) Trillium's performance in managing similar accounts;
(e) Trillium's compliance program and procedures and any regulatory issues;
(f) Trillium's brokerage practices, including soft dollar practices; and
(g) Trillium's code of ethics.

   The Trustees, including a majority of the Independent Trustees, concluded that Trillium had the capabilities, resources, and personnel necessary to advise the Balanced Fund. The Board further concluded that, based on the services proposed to be provided pursuant to the Trillium Subadvisory Agreement and the expenses Trillium estimates it will incur in performing these services, the proposed compensation for Trillium was fair and reasonable.

   In reaching their determination to approve the Trillium Subadvisory Agreement, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. In their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors and the conclusions are described below.

   Nature, Quality, and Extent of Services Performed. The Trustees noted that under the terms of the Trillium Subadvisory Agreement, Trillium will provide the day-to-day portfolio management of the Balanced Fund, implementing the environmental screening criteria developed by GCCM in making purchases and sales of portfolio securities consistent with the Balanced Fund's investment objective and policies. The Trustees reviewed the terms of the Trillium Subadvisory Agreement and considered the differences between it and the Subadvisory Agreement previously in effect for the Balanced Fund. The Trustees concluded that the terms of the Trillium Subadvisory Agreement were reasonable and fair. The Trustees also reviewed the proposed letter agreement between Trillium and GCCM whereby Trillium would agree to provide marketing support to the Balanced Fund and concluded that such marketing support would be a benefit to the Balanced Fund and its shareholders.

   The Trustees considered the scope of the services to be provided by Trillium under the Trillium Subadvisory Agreement and the quality of services provided by Trillium to its existing clients. They reviewed the capabilities and experience of Trillium in providing environmentally and socially responsible investment advisory services in a balanced investment style, noting that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $900 million in assets as of September 30, 2005. They considered how Trillium proposed to manage the Balanced Fund, focusing in particular on the types of equity and fixed income securities proposed for the Balanced Fund and how that investment style differed from the previous subadviser's investment style for the Balanced Fund. They also considered Trillium's views on sector diversification and the expected portfolio turnover rates for the Fund. The Trustees also reviewed the expected portfolio characteristics compared to the characteristics of the S&P 1500 Index.

   The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team proposed for the Balanced Fund and the other senior personnel at Trillium. They considered in particular those individuals' experience in managing registered investment companies and with environmental screens. The Trustees also considered the portfolio management team's experience in identifying issuers with positive environmental stories and managing a portfolio with an environmental focus. They also reviewed Trillium's research and decision-making process.

   The Trustees also considered Trillium's shareholder advocacy efforts, noting in particular Trillium's advocacy efforts in support of environmental proposals such as those regarding climate change, environmental reporting, genetically engineered foods and environmental health.

   The Trustees also considered Trillium's compliance policies and procedures and compliance record, and interviewed Trillium's Chief Compliance Officer.

   Based on their review of all the services proposed to be provided and their analysis of Trillium's ability to provide those services, the Trustees concluded that Trillium had the capabilities, resources and personnel necessary to provide subadvisory services to the Balanced Fund under the Trillium Subadvisory Agreement. They also concluded that they were satisfied with the nature, quality and extent of services expected to be provided by Trillium under the Trillium Subadvisory Agreement.

   Costs of Services Provided and Profitability. The Trustees considered the proposed subadvisory fees to be paid by GCCM to Trillium. The Trustees noted that under the Trillium Subadvisory Agreement, Trillium would receive 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million. The Trustees reviewed the level of the proposed subadvisory fees against the advisory fees paid by other mutual funds with similar investment objectives and strategies to the Balanced Fund. The Trustees noted that, based on the information provided, the proposed subadvisory fees to be paid to Trillium were higher than the subadvisory fees paid by such other mutual funds, but determined that the proposed subadvisory fees were reasonable based on Trillium's experience in providing environmentally and socially responsible investment advisory services in a balanced investment style. The Trustees also considered that the proposed subadvisory fees were appropriate given the resources that Trillium would provide in the application of the environmental screens to the Balanced Fund's portfolio. The Trustees also noted that the proposed subadvisory fees would be paid by GCCM, and would not be in addition to the advisory fees paid to GCCM by shareholders.

   The Trustees also compared the proposed subadvisory fees to be paid by GCCM to Trillium against the current base fee payable to AHAM of 0.40% of the value of the average daily net assets of the Balanced Fund plus or minus up to 0.20% in a performance fee. The Trustees considered that the proposed fee of 0.40% was higher than the net fee paid to AHAM of 0.20% in 2005 after calculation of the performance fee, but in the range of subadvisory fees paid to AHAM over a five year period. The Trustees also considered that the proposed Trillium Subadvisory Agreement provides for decreased fees as assets in the Balanced Fund increase.

   GCCM provided the Trustees with information prepared by Trillium relating to the prospective profitability of the Trillium Subadvisory Agreement to Trillium. In that regard, the Trustees considered the proposed subadvisory fees and the financial resources Trillium plans to dedicate and the other expenses Trillium anticipates it will incur in providing subadvisory services to the Balanced Fund. In considering the cost allocation methodology used by Trillium, the Trustees took under consideration that Trillium does not provide advisory or subadvisory services to other mutual fund clients and anticipates it will incur additional costs to provide compliance and other services required by a mutual fund client. The Trustees also considered Trillium's fee structure and what it charges its non-mutual fund clients and determined that the proposed subadvisory fees were within the range, if not slightly lower, than the fees Trillium charges its other clients.

   After reviewing the information described above, the Independent Trustees concluded that the fees proposed in the Trillium Subadvisory Agreement, taking into account the costs of the services proposed to be provided by Trillium, supported the approval of the Trillium Subadvisory Agreement. The Trustees also concluded that the fees proposed in the Trillium Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

   Other Benefits. The Trustees evaluated potential other benefits Trillium may realize from its relationship with the Balanced Fund. The Trustees considered the brokerage practices of Trillium, including the generation of soft dollar commissions on the Balanced Fund's portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and so no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the reputational and other advantages Trillium may gain from its relationship with the Balanced Fund. The Trustees concluded that the benefits expected to be received by Trillium were reasonable in the context of the relationship between Trillium and the Balanced Fund, and supported the approval of the Trillium Subadvisory Agreement.

   Investment Performance. The Trustees reviewed and considered information regarding the investment performance of accounts managed by Trillium in an investment style similar to that of the Balanced Fund and comparative data with respect to performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that, as presented in the materials, a composite of equity accounts advised by Trillium outperformed the S&P 500 Index for the one, three, five and seven year periods. They also considered that a composite of balanced accounts advised by Trillium performed in line with the Lipper Balanced Fund Index and other benchmarks for the 1, 3, 5 and 7 year periods. After considering all the factors deemed appropriate, the Trustees concluded that the competitive investment performance of the other accounts advised by Trillium together with Trillium's experience in environmentally and socially responsible investing supported the approval of the Trillium Subadvisory Agreement.

   Economies of Scale. The Trustees also considered whether economies of scale would be realized by Trillium as the Balanced Fund grew in asset size and the extent to which such economies of scale might be reflected in the proposed fee schedule. They noted the relatively small size of the Balanced Fund and considered that if the assets were to increase, Trillium could have the opportunity to experience economies of scale. They also noted that pursuant to the proposed Trillium Subadvisory Agreement, the subadvisory fees proposed to be paid to Trillium by GCCM include a breakpoint at $30 million. The Trustees also considered that Trillium stated that it would not realize a fair entrepreneurial profit on the management of the Balanced Fund until assets increase by approximately two-thirds above current levels, to $100 million. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as proposed was appropriate, and supported the approval of the Trillium Subadvisory Agreement.

   Based on the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that the terms of the Trillium Subadvisory Agreement are reasonable, fair, and in the best interests of the Balanced Fund and its shareholders and also concluded that the proposed fees are fair and reasonable, and proposed that the Trillium Subadvisory Agreement be submitted to the Balanced Fund's shareholders for their approval.

                                 Vote Required

   A vote of a majority of the outstanding voting securities of the Balanced Fund (within the meaning of the 1940 Act) will be required to approve the Trillium Subadvisory Agreement. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Balanced Fund means the affirmative vote by holders of the lesser of (a) 67% or more of the Balanced Fund's outstanding voting securities present at a meeting if holders of more than 50% of the Balanced Fund's outstanding voting securities are present in person or by proxy or (b) more than 50% of the Balanced Fund's outstanding voting securities.

   In the event that the Trillium Subadvisory Agreement does not receive the requisite shareholder approval, GCCM will negotiate a new investment subadvisory agreement with a different advisory organization or make other appropriate arrangements, in either event subject to approval of shareholders in accordance with the 1940 Act.

   The Board of Trustees recommends that you vote FOR approval of the Trillium Subadvisory Agreement.

Proposal 3.To authorize the Trustees to adopt an amended and restated
           Declaration of Trust for the Funds.

                                  Background

   Each of the Funds is a series of the Green Century Funds (the "Trust"), an entity known as a business trust that is organized under the laws of the Commonwealth of Massachusetts. A business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the business trust to conduct business and the governance of the trust. The Funds currently operate under such a declaration of trust.


   You are being asked to authorize the Trustees to adopt the Amended and Restated Declaration of Trust attached as Exhibit C to this Proxy Statement (the "New Declaration"). The New Declaration will replace the Funds' existing Declaration of Trust (the "Existing Declaration"). The Trustees have approved the New Declaration and recommend that you authorize the Trustees to adopt it in its entirety by voting for each of Proposals No. 3A through 3F. Certain of the changes to the Existing Declaration identified as significant and set forth as Proposals No. 3A, 3B, 3C, 3D and 3E below, require a separate vote by the shareholders. The remaining changes will be voted on as one proposal, Proposal No. 3F. If one or more of these Proposals are not approved by shareholders, the Board will not include those Proposals in the New Declaration, and will make conforming changes to the New Declaration to the extent necessary to provide for internal consistency.


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   Neither Fund's investments or investment policies will change by virtue of the adoption of the New Declaration. The New Declaration does, however, give the Trustees more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the New Declaration will not remove any of the protections of federal law or alter in any way the Trustees' existing fiduciary obligations to act with due care and in your interest.

   The New Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the proposed New Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Amended and Restated Declaration of Trust for the Funds which is attached as Exhibit C to this Proxy Statement. The New Declaration attached to this Proxy Statement has been marked to show changes from the Existing Declaration.

          Significant Changes Effected by the Funds' New Declaration


                                Proposal No. 3A

   Reorganization of the Trust or any Fund or any Class of Shares. The New Declaration permits the Trustees, without shareholder approval, to change a Fund's form of organization, reorganize any Fund or class of shares or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or to incorporate all or a portion of any Fund or class of shares or the Trust as a whole as a newly created entity. By contrast, the Existing Declaration requires shareholder approval for this type of reorganization. The New Declaration requires that shareholders receive written notification of any proposed reorganization transaction.


   The New Declaration does NOT permit the Trust or any Fund or class of shares to merge with or sell all or substantially all of its assets to another operating entity without first seeking shareholder approval.

   Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the Trust or any Fund or class of shares to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interest to reorganize a Fund to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The New Declaration gives the Trustees the flexibility to reorganize all or a portion of the Trust or any Fund or class of shares and achieve potential shareholder benefits without incurring the delay and costs of a proxy solicitation. Such flexibility should help to assure that the Trust and the Funds operate under the most appropriate form of organization.

   As discussed above, before allowing a reorganization of all or a portion of the Trust or any Fund or class of shares to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration is also subject to any applicable requirements of the 1940 Act and Massachusetts law.


                                Proposal No. 3B

   Future Amendments. The New Declaration may be amended without shareholder approval in most cases. By contrast, the Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the New Declaration, however, shareholders will still be required to vote on any amendment to the Declaration that:


  .   changes their voting powers;

  .   changes the amendment provisions of the New Declaration;

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  .   is required by law or the Trust's registration statement to be approved by shareholders; or

  .   is submitted to shareholders by the Trustees.

   By allowing certain amendments of the New Declaration without shareholder approval, the New Declaration gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority does not take away the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.


                                Proposal No. 3C

   Investment in Other Investment Companies. The New Declaration provides that the Trustees may authorize the investment of all or a portion of a Fund's assets in one or more open-end investment companies to the extent that such investment is not prohibited by the 1940 Act. By contrast, the Existing Declaration only allows the Trustees to invest all of a Fund's assets in a single open-end investment company in what is sometimes referred to as a "master/feeder" structure. The Equity Fund currently invests all of its assets in the Index Trust using a "master/feeder" structure. The Existing Declaration does not, however, specifically provide the Trustees with the ability to invest a portion of a Fund's assets in more than one investment company in what is sometimes referred to as a "fund of funds" structure. The 1940 Act permits mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be amendments to the 1940 Act that will further affect a mutual fund's ability to invest in other funds. These structures may permit operational efficiencies and economies of scale.


   The New Declaration will permit the Funds to take advantage of the provisions of the 1940 Act, as well as any future changes in law or regulation on this topic. Under the New Declaration, the Trustees have the power to implement a "fund of funds" or other similar structure without seeking shareholder approval. A "funds of funds" structure may result in the duplication of some expenses. While the Trustees have no current intention of implementing a "fund of funds" or other similar structure for either Fund at this time, the Trustees believe it could be in the best interest of a Fund to do so at a future date. Shareholders of a Fund would be notified if the Trustees decide to implement such a structure for that Fund, and no Fund will implement such a structure unless its investment restrictions permit it to do so.


                                Proposal No. 3D

   Redemptions. Under the New Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate inactive, lost or very small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund (for example, in the case of a market timer). By contrast, the Existing Declaration permits the Trustees to require shareholders to redeem shares only in certain limited circumstances including to protect the tax status of a Fund and to eliminate very small accounts. The New Declaration also clarifies the Funds' redemption procedures and provides that the Trustees may specify additional conditions, not inconsistent with the 1940 Act, to the redemption of shares. The Trustees may, for example, impose additional conditions to the redemption of shares that are not inconsistent with the 1940 Act to respond to market conditions and other circumstances in which the interest of a Fund's shareholders would be harmed without the imposition of such additional conditions.

   The New Declaration permits the Trustees to suspend redemptions or postpone the date of payment of redemption proceeds to the extent permitted under the 1940 Act or other applicable laws. By contrast, the Existing Declaration permits the Trustees to suspend redemptions or to postpone payments of redemption proceeds only in the circumstances explicitly described in the Existing Declaration. Unless there is a change in applicable law, the circumstances in which the Trustees will be able to suspend redemptions or postpone the date


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of payment of redemption proceeds under the New Declaration will be the same as the circumstances described in the Existing Declaration. If there is a change in applicable law, the New Declaration will allow the Trustees the flexibility to suspend redemptions or to postpone payments of redemption proceeds to the extent so permitted by applicable law.


   The New Declaration clarifies that redemption fees and back-end sales charges may be charged upon redemption. There is no current intention to change the redemption fees that currently may be charged upon redemption of your shares or to impose back-end sales charges for redemptions out of either Fund. You will be notified in advance if such fees will be changed or charged.

                                Proposal No. 3E

   Dollar-Weighted Voting. The New Declaration provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declaration provides that each shareholder of each Fund is entitled to one vote for each share owned by that shareholder, on each matter on which that shareholder is entitled to vote.


   The outcome of proposals on which shareholders of the Funds vote together as a single class could be particularly affected by the change to dollar-weighted voting. For example, with dollar-weighted voting, a shareholder that owns 10 shares of Fund A will have twice as many votes than a shareholder that owns 10 shares of Fund B if a share of Fund A is selling for $10.00 and a share of Fund B is selling for $5.00. By contrast, the Existing Declaration gives one vote for each share owned. Therefore, under the Existing Declaration, when shareholders of the Funds vote together as a single class, a shareholder of Fund B will have the same vote as a shareholder of Fund A, even though the shareholder of Fund A has a greater economic interest.

   The Trustees believe the change to dollar-weighted voting is appropriate because it will prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting powers.


                                Proposal No. 3F

             Other Changes Effected by the Funds' New Declaration

   A vote in favor of Proposal 3F will authorize the Trustees to adopt all of the other changes to the Existing Declaration, except for those specifically set forth in Proposal Nos. 3A through 3E above. Other changes to the Existing Declaration include:

   1. The New Declaration clarifies that the Trustees can divide shares of the Trust or any Fund into one or more classes and can establish the rights, privileges and preferences of any such classes. As a general matter, the New Declaration incorporates references to classes of shares where appropriate. The New Declaration also permits the Trustees, without shareholder approval, to terminate any class of shares of any Fund at any time. There is no current intention to divide shares of the Trust or any Fund into classes. In contrast, the Existing Declaration does not specifically address the Trustees' authority to establish classes of shares, although such authority was implied.

   2. The New Declaration permits the Funds to enter into and amend investment advisory and subadvisory agreements without shareholder approval if permitted by applicable law. In contrast, the Existing Declaration explicitly requires a Fund to obtain the approval of its shareholders for the Fund to enter into or amend investment advisory or subadvisory agreements. As the 1940 Act currently requires a Fund to obtain shareholder approval to enter into investment advisory and subadvisory agreements, the Board will not be permitted to


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replace GCCM or any subadviser without shareholder approval even if this proposal is approved. Please note, however, that it is proposed in Proposal 6 of this Proxy Statement that shareholders authorize the Board to select and change subadvisers and enter into subadvisory agreements without obtaining shareholder approval. As more fully explained in Proposal 6, the Funds would need to obtain exemptive relief from the Securities and Exchange Commission before the Board would be able to appoint or replace subadvisers without shareholder approval. Even if Proposal 6 is approved by shareholders, the Board will not be able to change subadvisers without shareholder approval unless Proposal 3F is also approved by shareholders.

   3. The New Declaration explicitly allows the Trustees to effect mergers, reorganizations and similar transactions which are approved by shareholders (to the extent required) through any method approved by the Trustees, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers. The Existing Declaration does not explicitly address the methods by which the Trustees may effect mergers, reorganizations and similar transactions. Please note that any merger, reorganization or similar transaction with another operating entity will require prior shareholder approval.

   4. The New Declaration confirms and clarifies various existing Trustee powers. For example, the New Declaration clarifies that the Trustees may delegate authority to any investment adviser, distributor, custodian or independent contractor, in addition to officers, employees and agents. The Existing Declaration only provides that the Trustees can delegate authority to officers, employees and agents. The Trustees believe the proposed change would give them more flexibility to respond to competitive conditions and promote more efficient supervision and management of the Funds.

   5. The New Declaration provides that the Trustees can invest Fund assets in all types of investments including derivatives. The Existing Declaration also provides that the Trustees can invest Fund assets in all types of investments but does not specifically refer to derivatives. Utilization of derivative contracts and securities may result in losses to a Fund or increased volatility in a Fund's performance. A Fund could lose money on a derivative instrument if the issuer of the derivative instrument does not pay the amount due. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a Fund's manager expected. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Neither Fund currently intends to engage in derivative transactions. If they were to do so, it would be disclosed in the Funds' prospectus and statement of additional information.

   6. The New Declaration provides that the Trustees may reclassify outstanding shares. The Existing Declaration provides that the Trustees can only reclassify unissued shares or shares issued and reacquired by the Trust.

   7. The New Declaration clarifies that the Trustees may enter into distribution contracts providing for the sale of shares of one or more Funds or the shares of one or more classes. The Existing Declaration provides that the Trustees can enter into distribution contracts for the sale of shares but is unclear as to whether the Trustees can enter into a distribution contract for just one Fund or class of shares. Under any distribution contract, the Trust may either agree to sell the shares to the other party to the contract or may appoint any such other party its sales agent for the shares.

   8. The New Declaration provides for the removal of any Trustee at any time by the affirmative vote of two-thirds of the voting power of the outstanding shares of the Trust (as opposed to two-thirds of the outstanding shares of each Fund as is currently provided in the Existing Declaration) or by the vote of two-thirds of the remaining Independent Trustees (with or without cause). The Existing Declaration provides that a Trustee may be removed by the vote of two-thirds of the remaining Trustees only for cause.

   9. The New Declaration provides for (a) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees and (b) the automatic retirement of Trustees when their terms, if any, expire. The Existing Declaration only provides for the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees.


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   10. The New Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee. The Existing Declaration requires such notification. Notifying shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders may be costly. If the New Declaration is approved, you will normally be notified of Trustee appointments in the next annual report for the Funds following the appointment.

   11. The New Declaration states that the appointment, designation or identification of a trustee as (i) chairperson of the Board of Trustees of the Trust or of a committee, (ii) an expert on any topic (including an audit committee financial expert), or (iii) the lead independent trustee, shall not impose on that person any greater duty, obligation or liability than any other trustee. In addition, the New Declaration states that no appointment, designation or identification of a Trustee shall affect that Trustee's rights to indemnification. The Existing Declaration does not contain corresponding provisions.

   12. The New Declaration clarifies that while any Trustee is incapacitated, the other Trustees, regardless of their number, shall have the power to act. The Existing Declaration does not expressly address this issue.

   13. The New Declaration allows former Trustees to serve as trustees emeritus of the Trust in accordance with guidelines that may be adopted by the Trustees from time to time. The New Declaration also provides that each trustee emeritus will be indemnified by the Trust against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any claim, suit or proceeding to which that individual becomes involved by virtue of being a trustee emeritus. The New Declaration also provides that trustees emeritus, in their capacity as such, are not Trustees of the Trust for any purpose. The Existing Declaration does not provide for trustees emeritus.

   14. The New Declaration states that by becoming a shareholder of a Fund each shareholder shall be held expressly to have assented to and agreed to be bound by the terms of the New Declaration. The Existing Declaration does not expressly contain a corresponding provision.

   15. The New Declaration clarifies that except when a larger vote is required by applicable law or by any provision of the Declaration or the by-laws of the Trust, a majority of the shares voted in person or by proxy will decide any questions and a plurality will elect a Trustee. However, where any provision of law or of the New Declaration requires that the shareholders of any Fund or class of shares vote as a Fund or class of shares, then a majority of the shares of that Fund or class of shares voted on the matter will decide that matter insofar as that Fund or class of shares is concerned. Although the Existing Declaration does not contain a corresponding provision, a similar provision previously was contained in the by-laws of the Trust.

   16. The New Declaration provides that shareholders of the Funds generally will vote together on all matters except when the Trustees determine that only shareholders of a particular Fund or class of shares are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or by class of shares. The Existing Declaration provides that shareholders of each Fund generally will vote separately on all matters except when the Trustees determine that a matter affects the shareholders of both Funds or when required to be voted together under applicable law.

   17. The New Declaration states that rights to indemnification cannot be limited retroactively. The Existing Declaration does not contain a corresponding provision. The Trustees believe that it is important that they be able to act in the best interests of shareholders in reliance on indemnification provisions that cannot be limited retroactively.

   18. The New Declaration does not require that the number of Trustees be fixed in writing or that Trustees be appointed in writing, but permits these actions to be taken at Board meetings. The Existing Declaration provides that the number of Trustees must be fixed in writing and that the appointment of Trustees must be in writing. The Trustees believe that this change would eliminate unnecessary costs in the management of the Funds.


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   19. The New Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Funds' affairs. The Existing Declaration does not address the electronic delivery of notices and other information to shareholders. The Trustees believe that this change would permit the Funds to operate in a more efficient, economical and environmentally-sensitive manner.

   20. The New Declaration states that shareholders may not bring suit on behalf of a Fund or the Trust without first requesting that the Trustees bring such suit. The New Declaration also provides that no shareholder of a Fund will be entitled to participate in a derivative or class action on behalf of any other Fund or the shareholders of any other Fund, and vice versa. The Existing Declaration does not contain corresponding provisions. The effect of these changes may be to discourage suits brought by shareholders. Given that the Trustees have a fiduciary obligation to act on your behalf and in your best interests when evaluating whether to bring a suit on your behalf, the Trustees believe that the changes may only discourage frivolous suits that would cause the Funds to incur unnecessary costs.

   21. The New Declaration states that actions taken by the Trustees and officers in good faith and with reasonable care are binding on all concerned. The Existing Declaration does not expressly address this issue. The Trustees believe that this proposal confirms the Trustees' existing fiduciary obligations to act with due care and in the interests of shareholders.

   22. The Existing Declaration includes a provision that prevents the Trust from entering into certain transactions with affiliated persons of the Trust unless such transaction is permitted by the 1940 Act or any exemptive order issued under the 1940 Act. This provision is not required under applicable law and is not included in the New Declaration. The Trust's transactions with affiliated persons will continue, however, to be subject to the provisions of the 1940 Act.

   23. The Existing Declaration includes a provision that prevents, with certain exceptions, certain affiliates of the Funds from taking long or short positions in the shares of either Fund. This provision is not required under applicable law and is not included in the New Declaration. The removal of this provision is not expected to have any effect on the Funds.


   There is no current intention to change the governance, management or structure of the Funds based on any of the above-described changes to the Existing Declaration by the New Declaration.

                    The Evaluation by the Board of Trustees


   The Board of Trustees has concluded, for the reasons outlined above, that the adoption of the New Declaration is in the best interests of the Funds' shareholders. Accordingly, the Trustees recommend that the shareholders of each Fund vote FOR the proposal to authorize the Trustees to adopt the New Declaration by voting FOR each of Proposals No. 3A through 3F.


                                 Vote Required

   Approval of the New Declaration will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of each of the Balanced Fund and the Equity Fund, which means the affirmative vote by the lesser of (a) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. If the proposal is not approved by the shareholders of each Fund, the Existing Declaration will remain unchanged and in effect.


   The Board of Trustees recommends that you vote FOR authorizing the Trustees to adopt the New Declaration by voting FOR each of Proposals No. 3A through 3F.


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Proposals 4 and 5.To approve changes to and the elimination of certain fundamental investment policies of the Funds.

                                  Background


   The Funds have adopted certain investment restrictions or policies that are "fundamental" meaning that as a matter of law they cannot be changed without shareholder approval. The Trustees have reviewed the Funds' current fundamental investment policies and have concluded that certain policies should be revised in order to facilitate the administration of the Funds. The proposed revised policies of the Balanced Fund are listed in Exhibit D. The proposed revised policies of the Equity Fund are listed in Exhibit E. Shareholders of the Balanced Fund and the Equity Fund are being asked to approve the revised policies for the respective funds by voting for, with respect to the Balanced Fund each of Proposals No. 4A through 4H, and with respect to the Equity Fund each of Proposals No. 5A through 5K.


   The proposed changes to the Funds' fundamental investment policies do not affect each Fund's investment objective or primary investment strategy. The Funds will continue to be managed as described in the Funds' prospectus.

   Some of the fundamental investment policies of the Funds reflect regulatory, business or industry conditions in existence when each of the Funds commenced operations. As a result, the Funds are currently subject to several fundamental investment policies that are either more restrictive than required under current law or which are no longer required at all. The purpose of the changes to the fundamental investment policies outlined below is to provide each Fund with the flexibility permitted by law to pursue its investment objective. The proposed fundamental investment policies maintain important shareholder protections while providing flexibility to respond to future legal, regulatory and market changes. In some cases, only technical changes are being made. In the case of the Equity Fund, the proposed changes will also conform the fundamental investment policies of the Equity Fund to those of the Index Trust, the master portfolio in which the Equity Fund invests substantially all of its assets. The Trustees believe that implementing the revised policies will facilitate the administration of the Funds and simplify compliance monitoring.

   Although the proposed changes to the fundamental investment policies will provide the Funds greater flexibility to respond to future investment opportunities, please note that:

  . the changes, individually or in the aggregate, will not result in a material change in the level of investment risk associated with an investment in the Funds; and

  . there is no current intention to change the way in which the Funds are managed (although the changes will give the Trustees the ability to do so in the future).

                               Proposed Changes

   The recommended changes to each Fund's fundamental investment policies are as follows:


                            Proposal Nos. 4A and 5A

   Borrowing; Pledging of Assets. It is proposed that each Fund's fundamental investment policy regarding borrowing be changed so that each Fund would not be able to borrow money if that borrowing was specifically prohibited by the 1940 Act or the rules and regulations promulgated under the 1940 Act.


   Currently, each Fund can borrow up to one-third of its net assets, but only as a temporary measure for extraordinary or emergency purposes. In addition, the Equity Fund may not purchase any securities at any time when its borrowing exceeds 5% of its total assets.

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   The 1940 Act does not require that borrowings be made solely for extraordinary or emergency purposes or to meet redemption requests. It is possible that the Funds' existing policies could prevent them from borrowing when it is in the best interests of shareholders and investors to do so. The revised policy would permit each Fund to borrow for leverage and places no restrictions on the Funds' ability to purchase securities.

   The revised policy will not increase the amount that either Fund may borrow unless there is a change in law. If there is a change in law, the revised policy will give the Funds the maximum amount of flexibility to borrow as permitted by applicable law.

   Borrowings constitute leverage, which involves risk. If either Fund is unable to repay amounts borrowed when due it may have to sell securities when it would rather not do so. The changes to this policy are not expected to have any material effect on the operations or the management of either Fund. If either Fund intends to borrow to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.

   Currently, the Balanced Fund is prohibited from pledging more than 1/3 of its net assets to secure borrowings with certain exceptions. It is proposed that this fundamental policy be removed. The 1940 Act does not require any limit on assets pledged to secure borrowings. The removal of this policy will give the Balanced Fund the maximum amount of flexibility to pledge its assets to support borrowings as necessary.


                            Proposal Nos. 4B and 5B

   Purchasing Securities on Margin. Currently, each Fund is prohibited from purchasing securities on margin although they may obtain short-term credit in connection with the settlement of securities transactions. It is proposed that this fundamental investment policy be removed.


   Margin transactions generally involve the purchase of securities with money borrowed from a broker, with cash or securities being used as collateral against the loan. The staff of the Securities and Exchange Commission currently takes the position that margin transactions are prohibited by the 1940 Act because they involve borrowing from a broker (which is not permitted), rather than from a bank (which is permitted in certain circumstances). The Trustees have recommended the elimination of this policy on margin transactions to provide the Funds with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. The elimination of this policy is not expected to have any material effect on the operations or management of the Funds.


                            Proposal Nos. 4C and 5C

   Lending. It is proposed that the fundamental investment policy concerning lending be changed so that each Fund would be prohibited from making loans only if such loans are specifically prohibited by the 1940 Act or the rules or regulations promulgated under the 1940 Act.


   Currently, each Fund is prohibited from making loans other than (a) through the lending of securities, provided that any such loan does not exceed 30% of total assets, and (b) through the use of repurchase agreements or the purchase of short-term obligations, provided that not more than 10% of net assets can be invested in repurchase agreements maturing in more than seven days. In addition, the Balanced Fund may purchase a portion of an issue of debt securities of types distributed privately or publicly.

   The revised policy will permit each Fund to make loans so long as the transactions are not prohibited by applicable law. This includes engaging in repurchase agreements, lending portfolio securities, purchasing debt securities and purchasing commercial paper. Lending securities may be a source of income to a fund and is permitted under the 1940 Act, subject to certain limitations. Currently, regulatory interpretations limit the

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percentage of a fund's securities that may be loaned to 33-1/3% of its assets.
It is unlikely that either Fund would lend money. The risks of lending include delays in repayment or the loss of money or other loaned property should the borrower fail financially. The changes to this policy are not expected to have any material effect on the operations or the management of either Fund.


                            Proposal Nos. 4D and 5D

   Real Estate and Commodities. It is proposed that the fundamental investment policy for each Fund regarding commodities or commodity contracts be separated from the fundamental investment policy regarding investments in real estate and real estate limited partnerships. The current policy prevents each Fund from purchasing or selling real estate, commodities or commodity contracts in the ordinary course of business, with certain exceptions. The proposed policy regarding commodities and commodity contracts would provide that the restriction does not apply to investments in futures contracts or options on futures contracts. Investments by a Fund in futures contracts or options on futures contracts may result in losses to a Fund or increased volatility in a Fund's performance. A Fund could lose money on a futures contract or option if the issuer of such instrument does not pay the amount due. In addition, the underlying security or investment on which the futures contract or option is based, or the futures contract or option itself, may not perform the way a Fund's manager expected. Futures contracts and options on futures contracts are subject to market risk, which could be significant for those that have a leveraging effect.

                            Proposal Nos. 4E and 5E

   Engaging in Short Sales. Currently, each Fund is prohibited from making short sales of securities, except that each Fund may make short sales where the Fund owns or has the right to acquire at no added cost securities identical to those sold short and (a) with respect to the Equity Fund, not more than 5% of the Equity Fund's net assets is held as collateral for such sales at any one time, or (b) with respect to the Balanced Fund, not more than 10% of the Balanced Fund's net assets is represented by such securities (or securities convertible or exchangeable for such securities) at any one time. It is proposed that this fundamental investment policy be removed.


   The 1940 Act prohibits mutual funds from making short sales in contravention of applicable rules and regulations. However, the current fundamental investment policy for each Fund is more restrictive than applicable law. Therefore, it is proposed that this policy be eliminated in its entirety in order to have the maximum amount of flexibility permitted by applicable law and to respond to any future changes in law.

   Short sales are transactions in which a fund sells a borrowed security in anticipation of a decline in the market value of the security. To complete the transaction, the fund must later purchase the security in order to return the security borrowed. If the portfolio manager of the fund has predicted accurately, the price at which the fund buys the security will be less than the price at which the fund earlier sold the security, creating a profit for the fund. However, if the price of the security goes up during this period, the fund will be forced to buy the security for more than the earlier sale price, causing a loss to the fund.

   Neither Fund currently intends to engage in short sales. If they were to do so, it would be disclosed in the Fund's prospectus or statement of additional information.


                            Proposal Nos. 4F and 5F

   Issuance of Senior Securities. It is proposed that the fundamental investment policy concerning the issuance of senior securities provide that the Balanced Fund and Equity Fund may not issue senior securities if such issuance is specifically prohibited by the 1940 Act. This proposal would simplify the fundamental investment restriction by omitting an unnecessary discussion of exceptions. The fundamental investment policy for the Equity Fund currently specifies that the Fund may not issue any senior security if such issuance is specifically prohibited by the 1940 Act, except as appropriate to evidence a debt incurred without violating the Fund's fundamental investment restriction on borrowing. Since this exception is consistent with the 1940 Act and the Fund's fundamental policy with respect to borrowing, it is not necessary to repeat it in the Fund's fundamental policy with respect to senior securities. The fundamental investment policy for the Balanced Fund currently specifies that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction. Since this is consistent with the 1940 Act, it will not be required if the fundamental policy is revised as proposed.

                            Proposal Nos. 4G and 5G

   Underwriting Securities. It is proposed that the fundamental investment policy of each Fund concerning underwriting securities provide that the Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a security.


   Currently, the fundamental investment policy permits the Equity Fund to invest all or any portion of its assets in the Index Trust. The current fundamental policy for the Balanced Fund does not permit the Balanced Fund to invest all or any portion of its assets in one or multiple investment companies. The revised policy will allow each Fund to invest its assets in multiple investment companies to the extent permitted by law, and will allow each Fund the flexibility to pursue different investment structures. If either Fund was to pursue a different investment structure, it would be disclosed in the Fund's prospectus or statement of additional information.


                            Proposal Nos. 4H and 5H

   Concentration. It is proposed that the fundamental investment policy of each Fund restricting concentration in any one industry be amended to clarify that all or any portion of the assets of each Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. The Equity Fund currently invests all of its assets in another mutual fund, the Domini Social Index Trust, whose investment objective is to seek to match the performance of the Domini 400 Social Index/SM/. The proposed fundamental investment policy for the Equity Fund restricting concentration is the same as the corresponding fundamental investment policy of the Domini Social Index Trust.


The following proposals apply only to the certain fundamental investment policies of the Equity Fund:


                      Proposal No. 5I (Equity Fund Only)

   Writing Put or Call Options. Currently, the Equity Fund is prohibited from writing, purchasing or selling certain types of options, with certain exceptions. This policy is not required by law and the Trustees have therefore recommended the elimination of this policy.


   A call option gives the holder the right to purchase, and obligates the writer to sell, an asset such as a security, a currency or a unit of an index, at the exercise price prior to or on the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, an asset at the exercise price prior to or on the expiration date. In order for a call option purchased by a fund to be profitable, the market price of the underlying asset must rise sufficiently above the exercise price to cover the premium and transaction costs paid by the fund. If an option expires unexercised, the fund will receive nothing for its premium payment. In order for a put option purchased by a fund to be profitable, the market price of the underlying asset must decline sufficiently below the exercise price to cover the premium and transaction costs paid by a fund.

   When a fund writes a call option, it gives up the opportunity to profit from any increase in the price of an asset above the exercise price of the option; when it writes a put option, the fund takes the risk that it will be required to purchase an asset from the option holder at a price above the current market price of that asset. A fund receives a premium for writing a call or a put option (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

   The successful use of options depends on the ability to forecast correctly market movements. The effective use of options also depends on a fund's ability to terminate option positions at times when it desirable to do so. There is no assurance that a fund will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or restrictions on option exercise in the markets for securities and other assets underlying options purchased or sold by the fund could result in losses on an option, including the entire investment by the fund in the option.

   The Equity Fund does not have any current intention to write, purchase or sell options. If the Equity Fund was to do so, it would be disclosed in the Equity Fund's prospectus or statement of additional information.


                      Proposal No. 5J (Equity Fund Only)

   Investing in Illiquid Securities. It is proposed that the fundamental investment policy of the Equity Fund concerning investments in illiquid securities (securities for which there is no readily available market) be eliminated. This fundamental policy will be replaced with a non-fundamental investment policy that can be amended by the Trustees without a shareholder vote. However, this non-fundamental policy will permit up to 15%, rather than 10%, of the net assets of the Equity Fund to be invested in illiquid securities. The absence of a trading market can make it difficult to establish a market value for illiquid securities. In addition, it may be difficult or impossible for the Equity Fund to sell illiquid securities at the desired time and at an acceptable price. The change to this policy is not expected to materially affect the operations of the Equity Fund.

                      Proposal No. 5K (Equity Fund Only)

   Diversification. It is proposed that the fundamental investment policy that restricts the Equity Fund, with respect to 75% of its assets, from investing more than 5% of its assets in any one company be eliminated. The fundamental policy will be replaced with two non-fundamental policies. A non-fundamental policy is a policy that may be amended by the Trustees without a shareholder vote. The non-fundamental policies will be the same as what is currently required under the 1940 Act for a "diversified" fund. The Equity Fund is a "diversified" fund under the 1940 Act. The non-fundamental policies will provide that:


  . The Equity Fund may not, with respect to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Equity Fund's total assets (taken at market value) to be invested in the securities of such issuer, with certain exceptions; and

  . The Equity Fund may not, with respect to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Equity Fund, as applicable, with certain exceptions.

   Please note that, other than as set forth above with respect to diversification and investing in illiquid securities, it is not proposed that the fundamental investment policies that are eliminated be replaced with non-fundamental investment policies.

   To give effect to these amendments it is proposed that the fundamental investment policies of the Balanced Fund and the Equity Fund listed in Exhibits D and E, respectively, be amended as indicated in the respective Exhibits.

                    The Evaluation by the Board of Trustees

   The Trustees believe that the proposed changes to the Funds' fundamental investment policies will enhance each Fund's ability to pursue its investment methods in a changing legal and investment environment and facilitate compliance monitoring. The Trustees also believe that by reducing the number of policies that can be changed only by shareholder vote, the Funds will have greater flexibility to modify policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments without the costs and delays associated with a shareholder meeting. For these reasons, the Trustees believe that the proposed amendments to the fundamental investment policies of each Fund are in the best interests of the shareholders of the Funds.

                                 Vote Required

   Because the investment policies are fundamental policies of each Fund, approval of Proposals 4 and 5 will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the respective Fund, which means the affirmative vote by the lesser of (a) 67% or more of the shares of the respective Fund present at the Meeting, if more than 50% of the outstanding shares of the respective Fund are represented at the Meeting in person or by proxy or (b) more than 50% of the outstanding shares of the respective Fund.


   The Board of Trustees recommends that shareholders of the Balanced Fund vote FOR approval of the proposed amendments to the Balanced Fund's fundamental investment policies by voting FOR each of Proposals No. 4A through 4H.

   The Board of Trustees recommends that shareholders of the Equity Fund vote FOR approval of the proposed amendments to the Equity Fund's fundamental investment policies by voting FOR each of Proposals No. 5A through 5K.


Proposal 6.To authorize the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

   As discussed in Proposal 2 in connection with the proposal to approve the investment subadvisory agreement among the Trust, on behalf of the Balanced Fund, GCCM and Trillium, retaining the services of a new subadviser for the Balanced Fund, and retaining the services of a replacement subadviser for longer than an interim period, currently require approval of the Balanced Fund's shareholders.

   The Equity Fund currently is a "feeder fund" that invests all of its assets in another investment company, the Index Trust, that has identical investment objectives as the Equity Fund. If in the future, the Equity Fund is managed directly, GCCM and the Board of Trustees may decide that it may be in the best interests of Fund shareholders if one or more subadvisers are hired. Retaining the services of a subadviser, and replacing that subadviser, would require Equity Fund shareholder approval.

   The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement would apply to the appointment of a new or replacement subadviser to either Fund. (There is an exception to this requirement that permits, under certain circumstances, entities to serve as replacement investment advisers or subadvisers for an interim period without shareholder approval if their contracts have been approved by fund Trustees.) The Securities and Exchange Commission has previously granted exemptions from these shareholder vote requirements provided that certain conditions are satisfied. If the Funds were to obtain similar exemptive relief and this proposed Proposal 6 is approved, the Board of Trustees would be able, without further shareholder approval, to appoint or replace subadvisers. The Trustees would not, however, be able to replace GCCM as investment manager without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts. The Funds have not yet applied for this exemptive relief, and there is no assurance that the Funds would receive such relief.

   This Proposal 6 is intended to facilitate the efficient supervision and management of the Funds by GCCM and the Trustees, and to give GCCM and the Trustees flexibility in managing the Funds in the future. GCCM continuously monitors the performance of the subadviser of the Balanced Fund and may from time to time (but it is not anticipated frequently) recommend that the Board of Trustees replace one or more subadvisers or appoint additional subadvisers, depending on GCCM's assessment of what combination of subadvisers it believes will optimize each Fund's chances of achieving its investment objective. GCCM and the Trustees currently are required to obtain shareholder approval to add or replace a subadviser. If the Funds were to obtain exemptive relief and shareholders were to approve this proposed Proposal 6, the Trustees would no longer be required to call a Fund shareholder meeting each time a new subadviser is appointed.

   Shareholder meetings entail substantial costs which could diminish the benefits of the current subadvisory arrangements. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement subadvisers. However, even in the absence of shareholder approval, any proposal to add or replace subadvisers would receive careful review. First, as in the process discussed in Proposal 2, GCCM would assess a Fund's needs and, if it believed additional or replacement subadvisers could benefit the Fund, would search for available investment subadvisers. Second, as in the process discussed in Proposal 2, any recommendations made by GCCM would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act. In selecting any new or replacement subadvisers, the Trustees are required to determine that an investment management agreement with the subadviser is reasonable, fair and in the best interests of a Fund and its shareholders, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement subadvisers would have to comply with any conditions contained in the Securities and Exchange Commission exemptive order, if such order is granted.

   The Trustees believe that the proposed authority to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders is in the best interests of the shareholders of each Fund.

                                 Vote Required

   Approval of the proposed authority to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of each of the Balanced Fund and the Equity Fund, which means the affirmative vote by the lesser of (a) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

   The Board of Trustees recommends that you vote FOR authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

Proposal 7.To transact such other business as may properly come before the
           Special Meeting of Shareholders and any adjournments of the Special Meeting.

   The management of the Funds knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

PART 4. INFORMATION REGARDING THE FUNDS.

                         Interests of Certain Persons


   As of the December 19, 2005, to the best knowledge of the Funds, the following persons owned of record 5% or more of the outstanding shares of the
Funds:



                                                   Number of   Percent
                                                    Shares    of Shares
                                                  ----------- ---------
         Green Century Balanced Fund
         National Financial Services Corporation,
           200 Liberty Street, 5th Floor,
           New York, New York 10281-1003*........ 339,870.491   10.65%
         Charles Schwab & Company,
           101 Montgomery Street,
           San Francisco, California 94104*...... 416,415.540   13.05%

         Green Century Equity Fund
         National Financial Services Corporation,
           200 Liberty Street, 5th Floor,
           New York, New York 10281-1003*........ 221,780.012   12.93%
         Charles Schwab & Company,
           101 Montgomery Street,
           San Francisco, California 94104*...... 112,367.977    6.55%

--------
*  Owners of record, not beneficial owners

                 Independent Registered Public Accounting Firm

   The Board has selected KPMG LLP ("KPMG") to serve as the independent public accountant for each Fund. Representatives of KPMG are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available by telephone to respond to appropriate questions.

Accounting Fees and Services for the Trust

   The information under each of the subheadings below show the aggregate fees KPMG billed to the Trust and the Adviser for its professional services rendered for the Funds' most recently completed fiscal years.

   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG for the audit of the Funds' annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below:

             For the fiscal year ended July 31, 2005:  $22,000.00
             For the fiscal year ended July 31, 2004:  $18,750.00

   Audit-Related Fees. There were no fees billed for the Funds' two most recently completed fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under the Audit Fees caption above.

   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice and tax planning are set forth below. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

             For the fiscal year ended July 31, 2005:  $7,700.00
             For the fiscal year ended July 31, 2004:  $6,600.00

   All Other Fees. There were no other fees billed for the Funds' two most recently completed fiscal years for products and services provided by KPMG, other than the services reported under the Audit Fees, Audit-Related Fees, or Tax Fees captions above.

   Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for services rendered to the Funds were the tax compliance, tax advice and tax planning fees listed in the Tax Fees caption above and are set forth below. No non-audit fees were billed by KPMG for services rendered to the Funds' investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds for the last two fiscal years of the Funds.

             For the fiscal year ended July 31, 2005:  $7,700.00
             For the fiscal year ended July 31, 2004:  $6,600.00

Audit Committee Pre-Approval Policies and Procedures

   The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the funds and (b) all permissible non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser or administrator or any entity controlling, controlled by, or under common control with the Funds' investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds' auditor to the Funds' investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

   There were no services described above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. None of the hours expended on the principal accountant's engagement to audit the Funds' financial statements for the fiscal year ended July 31, 2005 were attributable to work performed by persons other than the principal accountant's full-time, permanent employees.



                            Additional Information

   Each Fund is a series of the Green Century Funds (the "Trust"), a diversified, open-end registered investment company organized as a Massachusetts business trust under an Declaration of Trust dated as of July 1, 1991. The Balanced Fund was designated as a separate series of the Trust on July 1, 1991. The Equity Fund was designated as a separate series of the Trust on April 7, 1995. The mailing address of the Trust is 29 Temple Place, Boston, MA 02111.

   The Funds' distributor is UMB Distribution Services, LLC. The principal business address of UMB Distribution Services, LLC is 803 West Michigan Street, Suite A, Milwaukee, WI 53233. Unified Fund Services, Inc. acts as transfer agent and dividend disbursing agent for each Fund. The principal business address of Unified Fund Services, Inc. is 431 North Pennsylvania Street, Indianapolis, IN 46204-18061. Investors Bank & Trust Company ("IBT") acts as the custodian for each of the Funds. IBT's principal business address is 200 Clarendon Street, Boston, Massachusetts 02116.

                     Shareholders Sharing the Same Address

   If two or more shareholders share the same address, only one copy of this proxy statement may be delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will promptly deliver a separate copy of this proxy statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-221-5519 or forward a written request to the Trust at Green Century Funds, PO Box 6110, Indianapolis, IN 46206-6110 if you would like to
(1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

                        Submission of Certain Proposals

   The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

                      By Order of the Board of Trustees,

                        Amy Perry Basseches, Secretary


                                                              December 30, 2005

                                                                      Exhibit A

                              GREEN CENTURY FUNDS
                         Nominating Committee Charter

   1. The Nominating Committee (the "Committee") of the Board of Trustees (the "Board" or the "Board of Trustees") of the Green Century Funds (the "Trust" or the "Funds") shall be composed entirely of Independent Trustees, none of whom shall be an "interested person" of the Funds, as that term is defined in
Section 2(a)(19) of the Investment Company Act of 1940. The Committee shall be comprised of as many Independent Trustees as the Board shall determine, but in no event fewer than two (2) Independent Trustees. The Board may remove or replace members of the Committee for any reason by majority vote of the Independent Trustees of the Board.

   2. The primary purpose and responsibility of the Nominating Committee is the screening and nomination of candidates to serve on the Board of Trustees (each, a "Candidate").

   3. To carry out its purposes, the Committee shall have the authority and responsibility to determine the minimum qualifications that a Candidate is required to have and the factors that the Committee will consider in reviewing Candidates. Presently, the Committee has determined to:

      a. require that Candidates have a college degree or equivalent business experience;

      b. take into account at least the following factors when considering each
   Candidate:

          i. the availability and commitment of the Candidate to attend meetings and perform his or her responsibilities on the Board;

          ii. the Candidate's relevant experience;

          iii. the Candidate's educational background;

          iv. the Candidate's ability, judgment and expertise; and

          v. the overall diversity of the Board's composition; and

      c. consider Candidates recommended by one or more of the following sources:

          i. the Trust's current Trustees;

          ii. the Trust's officers;

          iii. the Trust's investment adviser or sub-adviser;

          iv. shareholders of either Fund (see below); and

any other source the Committee deems appropriate.

   4. The Committee may, but is not required to, retain a third party search firm at the Trust's expense to identify potential Candidates.

   5. The Committee will consider and evaluate Candidates submitted by shareholders of the Funds on the same basis as it considers and evaluates Candidates recommended by other sources. Shareholder recommendations should be delivered in writing to the Secretary of the Trust, c/o Green Century Capital Management, Inc.

   6. Meetings of the Committee will follow the following procedures:

      a. The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust's By-laws.

      b. The Committee may meet either in person or by telephone, and the Committee may act by unanimous written consent, to the extent permitted by law and by the Funds' organizational documents.

      c. A majority of the members shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members present at a meeting at which a quorum is present shall be the action of the Committee. If the Committee consists of two members then a majority of the Committee will be equal to two members.

      d. The Committee may select one of its members to be its chair.

      e. The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

      f. The Committee shall maintain all documents received or reviewed by it for at minimum ten years.

   7. This Charter has been adopted and approved by the Board of Trustees of the Funds and may be amended by the Board from time to time in compliance with applicable laws, rules, and regulations.

                                                                      June 2005

                                                                      Exhibit B

                       INVESTMENT SUBADVISORY AGREEMENT

   INVESTMENT SUBADVISORY AGREEMENT, dated as of November 28, 2005, by and among GREEN CENTURY CAPITAL MANAGEMENT, INC., a Massachusetts corporation having its principal place of business in Boston, Massachusetts (the "Adviser"), TRILLIUM ASSET MANAGEMENT CORPORATION, a Massachusetts corporation, (the "Subadviser"), and GREEN CENTURY FUNDS, a Massachusetts business trust (the "Trust") on behalf of Green Century Balanced Fund.

   WHEREAS, the Adviser has been organized to operate as an investment adviser registered under the Investment Advisers Act of 1940 and has been retained by the Trust to provide investment advisory services to the Trust, an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, in each case as in effect from time to time, the "1940 Act"); and

   WHEREAS, the shares of beneficial interest (par value $0.01 per share) of the Trust are divided into two separate series, Green Century Balanced Fund (the "Balanced Fund" or the "Fund") and Green Century Equity Fund (the "Equity Fund"); and

   WHEREAS, the Adviser desires to retain the Subadviser to furnish it with portfolio management services in connection with the Adviser's investment advisory activities on behalf of the Balanced Fund, and the Subadviser is willing to furnish such services to the Adviser and the Trust;

   NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

   1. Employment of the Subadviser. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Adviser, attached hereto as Exhibit A (the "Advisory Agreement"), the Adviser hereby appoints the Subadviser to perform the portfolio management services described herein for the investment and reinvestment of the assets of the Fund, subject to the direction and supervision of the Adviser and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser accepts such employment and agrees to furnish the services described herein in accordance with the terms of this Agreement and applicable law. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser.

   2. Obligations of and Services to be Provided by the Subadviser.

      (a) The Subadviser undertakes to provide the following services and to assume the following obligations with respect to the Fund:

          (1) The Subadviser, subject to and in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's Registration Statement(s) under the Securities Act of 1933 (the "1933 Act"), as it may be amended from time to time and as adopted by the Trust's Board of Trustees from time to time and the overall supervision of the Trust's Board of Trustees and the Adviser, shall maintain a continuing investment program for the Fund, including investment research and management with respect to the investment and reinvestment of the assets of the Fund, and shall take such steps as may be reasonably necessary to implement the same. The Subadviser shall make all trades for the Fund, engage in other actions as related to the Fund, and maintain the portfolio of the Fund at all times in compliance with the 1933 Act, the 1940 Act, and all applicable laws and regulations. The Subadviser shall apply the environmental and other screening criteria developed by the Adviser and the Trust and communicated to the Subadviser in writing in accordance with the investment research of the Subadviser with respect to such criteria. Should the Trust's Board of Trustees at any time establish an investment policy with respect to the Fund and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until notified in writing by the Board of Trustees that such policy has been revoked.

          (2) The Subadviser may not consult with any other subadviser to the Fund concerning transactions in securities or other assets for the Fund except that such consultations are permitted between the current and successor subadviser(s) to the Fund in order to effect an orderly transition of subadvisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

          (3) In connection with the purchase and sale of portfolio investments of the Fund, the Subadviser shall arrange for the transmission to the Adviser and the Trust's portfolio accountant, on a daily basis, of such confirmations, trade tickets or other documentation as may be necessary to enable the Adviser to perform its advisory and administrative responsibilities. The Subadviser shall render such reports to the Adviser, any subadministrator and/or to the Trust's Board of Trustees concerning compliance, the investment activities and portfolio composition of the Fund, in such forms and at such intervals, as the Adviser or the Trust's Board of Trustees may from time to time reasonably require.

          (4) The Subadviser shall have the authority and discretion to select brokers and dealers to execute the Fund's portfolio transactions and for the selection of the markets on or in which the transaction will be executed. In connection with the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed to seek for the Fund, in its best judgment, prompt best available execution in an effective manner. Subject to the primary objective of obtaining best available execution, securities may be bought from or sold to broker-dealers that charge commissions in excess of the amount of commission another broker-dealer would have charged as long as the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, subject to any applicable laws, rules and regulations. Broker-dealers that sell shares of the Fund or any other fund for which the Subadviser acts as investment adviser or subadviser shall only receive orders for the purchase or sale of the Fund's portfolio securities to the extent that the placing of such orders is in compliance with applicable law and the rules of the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. In connection with the placement of orders for the execution of portfolio transactions, and subject to the direction and supervision of the Adviser and the Trust's Board of Trustees, the Subadviser shall create and maintain all necessary brokerage records of the Trust in accordance with all applicable laws, rules and regulations, including but not limited to records required by
       Section 31(a) of the 1940 Act.

          (5) All records maintained by the Subadviser on behalf of the Adviser or the Fund (including, without limitation, records maintained and preserved by the Subadviser pursuant to Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act) shall be the property of the Adviser or the Trust, as applicable, and shall be available for inspection and use by (or surrendered to) the SEC, the Trust or any person retained by the Trust promptly upon request. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-1 and Rule 31a-2 under the 1940 Act, as applicable.

          (6) The Subadviser shall not have any responsibility for determining the manner in which voting rights shall be exercised.

          (7) The assets of the Fund shall be held by one or more financial institutions designated by the Fund in a custodial capacity (the "Custodian") in an account which the Fund has directed the Custodian to open. All transactions will be consummated by payment to or delivery by the Custodian for the Fund or such depositories or agents as may be designated by the Custodian of all cash and/or securities due to or from the Fund, and the Subadviser shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Subadviser shall advise the Custodian, the Trust's portfolio accounting agent and the Adviser daily of all investments placed by its broker/dealers pursuant to procedures agreed upon by the Subadviser and the Adviser. The Adviser and the Trust shall issue to the Custodian such instructions, and hereby authorize the Subadviser to issue to the Custodian such instructions, as may be appropriate in connection with the settlement of transactions initiated by the Subadviser. The Adviser shall cause the Custodian to accept instructions from the Subadviser with respect to Fund assets and transactions by the Fund in the performance of the Subadviser's duties hereunder. The Adviser shall use its best efforts to cause the Custodian to provide the Subadviser with any such information and reports concerning the Fund or its assets as the Subadviser may from time to time reasonably request, provided that neither the Adviser nor the Fund shall be required to provide additional compensation to the Custodian to provide any such information or report. The Subadviser shall have no liability or obligation to pay the cost of such Custodian or for any of its services.

      (b) The Subadviser represents to the Adviser and the Trust that it will disclose to the Adviser and the Trust promptly after it has knowledge of any significant change or variation in its management structure or personnel which will affect the Fund or any significant change or variation in its management style or investment philosophy which will affect the Fund. In addition, the Subadviser represents to the Adviser and the Trust that it will similarly disclose to the Trust and the Adviser, promptly after it has knowledge, of (i) the existence of any pending significant legal action or proceeding against it, (ii) any threatened significant legal action of any federal or state regulatory authority or (iii) the existence of any pending investigation by any federal or state governmental agency related to or involving the Fund, and, in each case, will provide to the Adviser and the Trust all such material information with respect to such action, proceeding or investigation as is reasonably requested by the Adviser and the Trust, provided that such information can be disclosed without effect on any legal privilege and is and permitted to be disclosed by the Subadviser pursuant to applicable law.

   The Adviser and the Trust each represents to the Subadviser that any information received by it pursuant to this clause (b) will be kept confidential.

      (c) The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or with the Adviser, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Fund except as permitted by the Trust's Declaration of Trust, and will comply with all other applicable provisions of the Trust's Declaration of Trust and By-Laws and any current Prospectus or Statement of Additional Information of the Fund, in each case to the extent that it has received a copy of the same.

      (d) The Subadviser may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. Consistent with the Subadviser's fiduciary duties to the Fund and applicable law, the Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.

      (e) The Adviser understands and agrees that the Subadviser and its officers, affiliates and employees perform investment advisory and investment management services for various clients other than the Adviser and the Fund. Subject to the terms of a letter agreement entered into by the Adviser and the Subadviser on the date hereof (as amended and in effect from time to time, the "Letter"), nothing in this Agreement shall prohibit the Subadviser or any of its officers, affiliates or employees from providing any services for any other person or entity or limit the service which the Subadviser or any such officer, affiliate or employee can provide to any person or entity. Subject to the terms of the Letter, the Subadviser and its officers and employees may act and continue to provide investment management services for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Subadviser to provide investment management services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation on the part of the Subadviser. Subject to applicable law, nothing in this Agreement shall limit or restrict the Subadviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own accounts. The Adviser understands and acknowledges that the Subadviser and its officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Fund and that the Subadviser and its officers, affiliates and employees may give advice and take action in the performance of duties with respect to any other client which may differ from advice given, or the timing or nature of action taken, with respect to the Fund. The Subadviser shall not have any obligation to purchase or sell for the Fund any security which the Subadviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Subadviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities.

   3. Expenses. During the terms of this Agreement, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall not be obligated to pay any expenses of or for the Trust, the Fund or the Adviser that are not expressly assumed by the Subadviser.

   4. Compensation. The Adviser agrees to pay the Subadviser as full compensation for the services to be rendered and expenses to be borne by the Subadviser a fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million and 0.35% of the value of the average daily net assets of the Fund in excess of $30 million. Such fee shall be accrued daily and payable following the end of each quarter.

   The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of the close of regular trading on the New York Stock Exchange (currently, 4:00 p.m. Eastern Time) on each day on which the net asset value of the Trust is determined consistent with the provisions of Rule 22c-1 under the 1940 Act. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the Fund's then current prospectus and statement of additional information. If the determination of net asset value does not take place for any particular day, then for the purposes of this Section 4, the value of the net assets of the Fund last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Trust determines the value of the net assets of the Fund more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

   Notwithstanding the foregoing provisions of this Section 4, the compensation to be received by the Subadviser under this Agreement for the period from the date hereof to but not including April 27, 2006, or, if earlier, the date on which this Agreement is approved by the shareholders of the Fund in accordance with the 1940 Act, shall not exceed the compensation that would have been received by Adams Harkness Asset Management, Inc. ("AHAM") during such period under that certain Investment Subadvisory Agreement, dated as of April 1, 1999, by and among the Adviser, AHAM and the Trust on behalf of the Fund.

   5. Renewal and Termination. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and indefinitely thereafter if its continuance after such two year period shall be "specifically approved at least annually" by "vote of a majority of the outstanding voting securities" of the Fund or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not "interested persons" of the Adviser, the Subadviser or the Trust, cast at a meeting called for the purpose of voting on such approval as provided under the 1940 Act.

   Notwithstanding the immediately preceding sentence of this Section 5, this Agreement shall terminate on April 27, 2006 unless on or before such date this Agreement is approved by the shareholders of the Fund in accordance with the 1940 Act.

   This Agreement may be terminated at any time, with respect to the Fund, without payment of any penalty, (i) by the Trust's Board of Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, upon not more than 60 days' nor less than 30 days' prior written notice to the Adviser and Subadviser, (ii) by the Adviser upon not more than 60 days' nor less than 30 days' prior written notice to the Trust and the Subadviser, or (iii) by the Subadviser upon not less than 180 days' prior written notice to the Trust and the Adviser. This Agreement will terminate automatically upon any termination of the Advisory Agreement between the Trust and the Adviser or in the event of its "assignment".

   The terms "specifically approved at least annually", "interested persons", "vote of a majority of the voting securities", and "assignment" when used in this Agreement shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

   6. Standard of Care. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Subadviser nor its officers, directors, or employees shall be subject to any liability for any act or omission, or error of judgment or for any loss suffered by the Trust, the Fund or the Adviser in the course of, connected with, or arising out of any services to be rendered hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Subadviser in the performance of its duties, violation of law, or by reason of reckless disregard on the part of the Subadviser of its obligations and duties under this Agreement.

   7. Representations and Warranties. Each of the Adviser and the Subadviser represents and warrants that: (a) the person(s) executing this Agreement on behalf of such party has full power and authority to execute this Agreement on behalf of such party and (b) such party's execution, delivery and performance of this Agreement will be binding upon such party in accordance with the terms hereof, and will not violate in any material respect any obligation by which such party is bound, whether arising by contract, operation of law, or otherwise. The Adviser acknowledges that it has received a copy of the Subadviser's disclosure document under Rule 204-3 of the Investment Advisers Act of 1940 at least 48 hours prior to executing this Agreement. In addition, the Adviser represents and warrants that true and complete copies of the Agreement and Declaration of Trust and By-Laws of the Trust and the prospectus and statement of additional information of the Fund have been delivered to the Subadviser. The Adviser will deliver to the Subadviser all future amendments and supplements to such documents.

   The Subadviser agrees to review written communications to Fund shareholders and prospective investors relating to the Fund and the Subadviser's services hereunder, including shareholder reports and proxy statements, as reasonably requested by the Adviser. The Subadviser agrees to review the Fund's Prospectus and the Statement of Additional Information as reasonably requested by the Adviser to assure that the description therein of the investment policies and strategies followed by the Subadviser in providing services hereunder for the Fund is consistent with the policies and strategies the Subadviser uses or intends to use and that the information therein concerning the Subadviser and the services provided hereunder is accurate and complete. The Adviser agrees to provide a reasonable time period for the Subadviser's review of such written materials. The Subadviser shall not be liable for any actual or alleged material misstatement or omission in the Prospectus, the Statement of Additional Information, proxy statements or other communications to Fund shareholders or prospective investors, unless the misstatement or omission relates to the Subadviser or services to be provided by the Subadviser, including the investment strategies and policies to be followed by the Subadviser, and is based on information furnished by the Subadviser.

   8. Use of Names; References to the Subadviser. The Trustees of the Trust and the Subadviser acknowledge that, in consideration of the Adviser's assumption of organization expenses of the Trust and of the Fund, the Adviser has reserved for itself the right to the names "Green Century Funds", "Green Century Balanced Fund", and "Green Century Equity Fund" (or any similar names) and that use by the Trust of such names shall continue only with the continuing consent of the Adviser, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust. The Subadviser hereby agrees that the Adviser may use the

Subadviser's name in the Fund's marketing or advertising materials with the prior written consent of the Subadviser, which consent will not be unreasonably withheld or delayed

   9. Assignment, Amendment of this Agreement. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto, except as permitted under the 1940 Act (including any exemptions as may be granted by the SEC under the 1940 Act). No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective, with respect to the Fund, until approved by vote of the holders of a majority of the outstanding voting securities of the Fund, if such shareholder approval is required by the 1940 Act subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

   10. Severability. If any provision of this Agreement shall be held or made invalid by a decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   11. Notices. Notices should be provided to the Subadviser at: Mr. Adam Seitchik, Trillium Asset Management Corporation, 711 Atlantic Avenue, Boston, Massachusetts 02111. Notices to the Adviser should be provided to Ms. Amy Perry Basseches, Green Century Capital Management, Inc., 29 Temple Place, Suite 200, Boston, MA 02111. Notices to the Trust should be provided to Ms. Kristina Curtis, Green Century Funds, 29 Temple Place, Suite 200, Boston, MA 02111.

   12. Miscellaneous. Each party agrees to perform such further acts and to execute further documents as are necessary to effectuate the acts and execute such purposes hereof. The Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts, provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules and regulations of the SEC promulgated thereunder Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                           [Signature page follows.]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust's Declaration of Trust, dated as of July 1, 1991, the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust individually, but bind only the Trust estate.

                                              GREEN CENTURY CAPITAL MANAGEMENT, INC.

                                              BY
                                                    -----------------------------
                                                         Amy Perry Basseches
                                                              President

                                              TRILLIUM ASSET MANAGEMENT CORPORATION

                                              BY
                                                    -----------------------------
                                                            Adam Seitchik
                                                           Vice President

                                              GREEN CENTURY FUNDS

                                              BY
                                                    -----------------------------
                                                           Kristina Curtis
                                                              President

                                                                      Exhibit C

                  (Cover Page and Table of Contents Omitted.)

                             AMENDED AND RESTATED
                             DECLARATION OF TRUST

                                      OF

                              GREEN CENTURY FUNDS

                         Dated as of July 1, 1991[__]

   WHEREAS, the Trustees desire to establish a trustWHEREAS, GREEN CENTURY FUNDS was established pursuant to a Declaration of Trust dated as of July 1, 1991 (the "Original Declaration"), for the investment and reinvestment of funds contributed thereto; and

   WHEREAS, the Trustees desire that the beneficial interest in the trustTrust assets continue to be divided into transferable Shares of Beneficial Interest (par value $0.01 per share) ("Shares") issued in one or more series as hereinafter provided; and

   WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;

   NOW THEREFORE, the Trustees hereby declareconfirm that all money and, property contributed to the trust establishedTrust hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest (par value $0.01 per share) issued hereunder and subject to the provisions hereof, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows.

                                   ARTICLE I

                             NAME AND DEFINITIONS

   Section 1.1 Section 1.1. Name. The name of the trust created herebyTrust is "Green Century Funds".

   Section 1.2 Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

      (a) "(a) "Administrator"" means a party furnishing services to the Trust pursuant to any contract described in Section 4.3 hereof.

      (b) "(b) "By-Laws"" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

      (c) "(c) "Commission"" has the meaning given that term in the 1940 Act.

      (d) "Custodian" means a party employed by the Trust to furnish services as described in Article X of the By-Laws.

      (e) "(d) "Declaration"" means this Amended and Restated Declaration of Trust, as amended from time to time. Reference in this Declaration of Trust to ""Declaration", "" "hereof", "" "herein"," and ""hereunder"" shall be deemed to refer to this Declaration rather than the article or section in which such words appear, .

      (f) "(e) "Distributor"" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

      (g) "(f) "Interested Person"" has the meaning given that term in the 1940 Act.

      (h) "(g) "Investment Adviser"" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

      (i) "(h) "Majority Shareholder Vote"" has the same meaning as the phrase ""vote of a majority of the outstanding voting securities"" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series or class, as the context may require, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof.

      (j) "(i) "1940 Act"" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.

      (k) "(j) "Person"" means and includes individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

      (l) "(k) "Shareholder"" means a record owner of outstanding Shares.

      (m) "(l) "Shares"" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series or class of Shares established by the Trustees pursuant to Section 6.96.11 hereof, equal proportionate transferable units into which such series or class of Shares shall be divided from time to time. in accordance with the terms hereof. The term ""Shares"" includes fractions of Shares as well as whole Shares.

      (n) "(m) "Shareholder Servicing Agent"" means a party furnishing services to the Trust pursuant to any shareholder servicing contract described in
   Section 4.44.5 hereof.

      (o) "(n) "Transfer Agent"" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section 4.44.5 hereof.

      (p) "(o) "Trust"" means the trust created herebyhereunder.

      (q) "(p) "Trust Property"" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series or class of Shares pursuant to
   Section 6.9 or Section 6.10 hereof.

      (r) "(q) "Trustees"" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

      (r) "Trustees Emeritus" means those former Trustees who, from time to time, elect to serve as trustees emeritus of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeritus, in their capacity as such, are not Trustees of the Trust for any purpose and have no powers or obligations of Trustees hereunder.

                                  ARTICLE II

                                   TRUSTEES

   Section 2.1Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three nor more than 15.

   Section 2.2Section 2.2. Term of Office of Trustees. Subject to theall applicable provisions of Section 16(a) of the 1940 Act, the Trusteesa Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided or, if sooner, until his or her death or the election and qualification of his or her successor; except that:

      (a) any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by himthat Trustee and delivered to the other TrusteesTrust, which shall take effect upon such delivery or upon such later date as is specified therein;

      (b) any Trustee may be removed at any time, with or without cause,at any time by written instrument signed by at least two-thirds of the remaining independent Trustees, specifying the date when such removal shall become effective;

      (c) any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted formfrom time to time by at least two -thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; (d)

      (d) any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

      (e) any Trustee who has become incapacitated by illness or injury, as determined by a majority of the other Trustees in their reasonable judgment, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and

      (ef) a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing two -thirds of the voting power of the outstanding Shares of each series. For purposes of the foregoing clause (b), the term "cause" shall include, but not be limited to, failure to comply with such written policies as may from time to time be adopted by at least two thirds of the Trustees with respect to the conduct of Trustees and attendance at meetings. the Trust.

   Upon the resignation, retirement or removal of a Trustee, or his or her otherwise ceasing to be a TrusteesTrustee, that individual shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, histhat Trustee's legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

   Section 2.3 Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement, or removal or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of Trustees, or for any other reason, exist, a majority of the remaining Trustees shallmay fill such vacancy by appointing such other individual as they in their discretion shall see fit. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointmentappointed shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. Within twelve months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trustees. An appointment of a Trustee may be made by the Trustees then in office and notice thereof mailed to Shareholders as aforesaidin anticipation of a vacancy to occur by reason of retirement, resignation, removal or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, removal or increase in number of Trustees. The power of appointment is subject to theall applicable provisions of Section 16 (a) of the 1940 Act.

   Section 2.4 Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of thisthe Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in
Section 2.3, theor while any Trustee is incapacitated, the other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration., and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence of such vacancythereof.

   Section 2.5 Section 2.5. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as otherwise expressly provided herein otherwise expressly provided.

                                  ARTICLE III

                              POWERS OF TRUSTEES

   Section 3.1 Section 3.1. General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

   The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. or any other power of the Trustees hereunder. Such powers of the Trustees may be exercised without order of or resort to any court.

   Section 3.2 Section 3.2. Investments. (a)(a) The Trustees shall have the power:

      (i) (i) to conduct, operate and carry on the business of an investment company;

      (ii)(ii) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of securities of every nature and kind, U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, shares of, or any other interest in, any investment company as defined in the Investment Company Act of 1940, and securities and related derivatives of every nature and kindderivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers'' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

          (A) states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

          (B) the U.S. Government, any foreign government, or any political subdivision or any agency or instrumentality of the U.S. Government, any foreign government or any political subdivision of the U.S. Government or any foreign government,

          (C) any international or supranational instrumentality,

          (D) any bank or savings institution, or

          (E) any corporation, trust, partnership or other organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

   or in "when issued" contracts for any such securities, to retain Trust assets in cash and from time to time to change the securities or obligationsinvestments in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and

      (iii) (iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

   (b) (b) The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

   (c) (c) Notwithstanding any other provision of thisthe Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by shareholdersShareholders to either invest all or a portion of the Trust Property of the Trust or, as applicable, the Trust Property of each series of the Trust, or sell all or a portion of thesuch Trust Property and invest the proceeds of such sales, in anotherone or more other investment company that is registered undercompanies to the extent not prohibited by the 1940 Act.

   Section 3.3 Section 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Personperson who may hereafter become a Trustee. Upon the resignation, retirement, removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

   Section 3.4 Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

   Section 3.5 Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

   Section 3.6 Section 3.6. Delegation; Committees. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents, or any Investment Adviser, Distributor, custodian, agent or independent contractor of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem appropriate or expedient.

   Section 3.7 Section 3.7. Collection and Payment. Subject to Section 6.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

   Section 3.8 Section 3.8. Expenses. Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees, Trustees and Trustees Emeritus.

   Section 3.9 Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein, in the 1940 Act or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of the Trustees. The Trustees may adopt By-Laws not inconsistent with thisthe Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholdersat any time.

   Section 3.10 Section 3.10. Miscellaneous Powers. TheWithout limiting the foregoing, the Trustees shall have the power to:

      (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

      (b) enter into joint ventures, partnerships. and any other combinations or associations;(c) remove Trustees or fill vacancies in or add to their number,

      (c) elect and remove such officers. and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate,in each case with or without cause, and appoint and terminate any one or more committees which may exercise some or all of the power, and authority of the Trustees as the Trustees may determine;

      (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, thesuch insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring Shareholders, any Administrator, Trustees, Trustees Emeritus, officers, employees, agents, theany Investment Adviser, theany Distributor, any custodian, any Transfer Agent, any shareholder servicing agent, or selected dealers or independent contractors of the Trust against all claims arising by\\. \\reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

      (e) establish pension, profit-sharing, Share purchase, deferred compensation, and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

      (f) to the extent permitted by law, indemnify any personPerson with whom the Trust has dealings, including any Investment Adviser, Administrator, Custodiancustodian, Distributor, Transfer Agent, Shareholder Servicing Agent and any dealer, to such extent as the Trustees shall determine;

      (g) guarantee indebtedness or contractual obligations of others;

      (h) determine and change the fiscal year of the Trust or any series thereof and the method by which its accounts shall be kept; and

      (i) adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

   Section 3.11 Principal Transactions. Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Investment Adviser, Administrator, Shareholder Servicing Agent, Custodian, Distributor or Transfer Agent or with any Interested Person of such Person; but the Trust may, upon customary terms, employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian.

   Section 3.12 Trustees and Officers as Shareholders. Except as hereinafter provided, no officer, Trustee or member of any advisory board of the Trust, and no member, partner, officer, director or trustee of the Investment Adviser, Administrator or of the Distributor, and no Investment Adviser, Administrator or Distributor of the Trust, shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent:

      (a) The Distributor from purchasing Shares from the Trust if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filling orders for Shares received by the Distributor and provided that orders to purchase from the Trust are entered with the Trust or the Custodian promptly upon receipt by the Distributor of purchase orders for Shares, unless the Distributor is otherwise instructed by its customer;

      (b) The Distributor from purchasing Shares as agent for the account of the Trust;

      (c) The purchase from the Trust or from the Distributor of Shares by any officer, Trustee or member of any advisory board of the Trust or by any member, partner, officer, director or trustee of the Investment Adviser or of the Distributor at a price not lower than the net asset value of the Shares at the moment of such purchase, provided that any such sales are only to be made pursuant to a uniform offer described in the current prospectus or statement of additional information for the Shares being purchased; or

      (d) The Investment Adviser, the Distributor, the Administrator, or any of their officers, partners, directors or trustees from purchasing Shares prior to the effective date of the Trust's Registration Statement under the Securities Act of 1933, as amended, relating to the Shares.

                                  ARTICLE IV

INVESTMENT ADVISER, DISTRIBUTOR, ADMINISTRATOR, TRANSFER AGENT AND SHAREHOLDER
                               SERVICING AGENTS

                                  ARTICLE IV

                               SERVICE PROVIDERS

   Section 4.1Investment Adviser. Subject to a Majority Shareholder Vote of the Shares of each series affected thereby Section 4.1. Investment Adviser. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust or any series thereof on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

   Section 4.2Section 4.2. Distributor. TheSubject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more exclusive or non-exclusive distribution contracts providing for the sale of Shares of one or more series or classes whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer and sales agreements or agency agreements with registered securities dealers and depository institutions or other Persons to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

   Section 4.3Section 4.3. Administrator. The Trustees may in their discretion from time to time enter into one or more administrative services contracts whereby the other party to each such contract shall undertake to furnish such administrative services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of this Declaration or the By-Laws. Such services may be provided by one or more Persons.

   Section 4.4. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.

   Section 4.4Section 4.5. Transfer Agent and Shareholder Servicing Agents. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust or to shareholders of the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of thisthe Declaration or the By-Laws. Such services may be provided by one or more Persons. Except as. otherwise provided in the applicable shareholder servicing contract, a Shareholder Servicing Agent shall be deemed to be the record owner of outstanding Shares beneficially owned by the customers of such Shareholder Servicing Agent for whom it is acting pursuant to such shareholder servicing contract.

   Section 4.5 Section 4.6. Parties to Contract. Any contract of the character described in any Section 4.1, 4.2, 4.3 or 4.4 of this Article IV or any Custodian contract as described in Article X of the By-Laws may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1, 4.2, 4.3 and 4.4 above or any Custodian contract as described in Article X of the By-Laws4.1 through 4.5 above, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.5.4.6.

                                   ARTICLE V

                                   ARTICLE V

                   LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                              TRUSTEES AND OTHERS

   Section 5.1 Section 5.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, wilful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability solely by reason of being or having been a Shareholder. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of thisthe Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder or former Shareholder of any Shares of any series other than Trust Property allocated or belonging to thatsuch series.

   Section 5.2 Section 5.2. Non-Liability of Trustees, etc and Others. No
Trustee

      (i) No Trustee, Trustee Emeritus, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust; and all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Trustee, Trustee Emeritus. former Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereofof the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, wilfulwillful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office.

      (ii) Without limiting Section 5.2(i), the appointment, designation or identification of a Trustee as chairperson (including an independent chairperson) of the Board of Trustees, a member or chairperson of a committee established by the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification (except that the foregoing limitation shall not apply to duties expressly imposed pursuant to the By-Laws, a committee charter or a Trust policy statement), and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee's rights or entitlement to indemnification.

      (iii) Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

   Section 5.3Section 5.3. Mandatory Indemnification; Insurance. (a)(a) Subject to the exceptions and limitations contained in paragraph (b) below:

      (i)(i) every person who is or has been a Trustee, Trustee Emeritus or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereafter amended, against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which hethat individual becomes involved as a party or otherwise by virtue of his being or having been a Trustee, Trustee Emeritus or officer and against amounts paid or incurred by himthat individual in the settlement thereof;

      (ii)(ii) the words ""claim", "" "action", "" "suit"," or ""proceeding"" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words ""liability"" and ""expenses"" shall include, without limitation, attorneys'' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

   (b)(b) No indemnification shall be provided hereunder to a Trustee or officerCovered Person:

      (i)(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that hethe Covered Person engaged in wilfulwillful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of histhat individual's office;

      (ii)(ii) with respect to any matter as to which hethe Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that histhat individual's action was in the best interest of the Trust; or

      (iii)(iii) in the event of a settlement involving a payment by a Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Trustee or officerCovered Person, unless there has been either a determination that such Trustee or officerCovered Person did not engage in wilfulwillful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of histhat individual's office by the court or other body approving the settlement or other\\. \\disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that hethat individual did not engage in such conduct:

          (a)(A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the. matter); or

          (b)(B) by written opinion of independent legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

   (c)(c) Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, Trustees Emeritus, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable.

   (d)(d) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officerCovered Person may now or hereafter be entitled, shall continue as to a Personperson who has ceased to be such a Trustee or officera Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Person.person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers, including Covered Persons, may be entitled by contract or otherwise under law.

   (e)(e) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipientCovered Person to repay such amount if it is ultimately determined that hethe Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

      (i)(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

      (ii) (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel selected as provided in
   Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipientCovered Person ultimately will be found entitled to indemnification.

   As used in this Section 5.3 a ""Disinterested Trustee"" is one (i) who is not an ""Interested Person"" of the Trust (including anyone who has been exempted from being an ""Interested Person"" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

   In making a determination under Section 5.3(b)(iii) as to whether a Covered Person engaged in the conduct described therein, or under Section 5.3(e)(ii) as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Disinterested Trustees or legal counsel making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office and has acted in good faith in the reasonable belief that the Covered Person's action was in the best interest of the Trust or series and its shareholders.

   Section 5.4 Section 5.4. No Bond Required of Trustees. No Trustee, Trustee Emeritus or officer shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

   Section 5.5 Section 5.5. No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, Shareholder Servicing Agent, Transfer Agent or other Person dealing/-/ with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as or on behalf of Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the trustTrust estate, and may contain any further recital which they or he may deemdeemed appropriate, but the omission of such recital shall not operate to bind any of the Trustees, officers or Shareholders individually. The Trustees shall at all timesmay maintain insurance for the protection of the Trust Property, Shareholders, Trustees, Trustees Emeritus, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

   Section 5.6Section 5.6. Good Faith Action; Reliance on Experts, etc. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be under no liability and fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinionadvice of counsel, or upon reports made to the Trust by any of its officers or employees or by theany Investment Adviser, the Distributor, Transfer Agent, custodian, any Shareholder Servicing Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

   Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees not to bring or maintain such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders, except to the extent that Shareholders have voting rights as set forth in Section 6.8 hereof.

                                  ARTICLE VI

                         SHARES OF BENEFICIAL INTEREST

   Section 6.1 Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder may be divided into transferable Shares of Beneficial Interest (par value $0.01 per Share), which may be divided into one or more series and classes as provided in Section 16.9 hereof. Each such series shall have such class or classes of Shares as the Trustees may from time to time determine.Sections 6.9 and 6.10 hereof. The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

   Section 6.2 Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, pre-emptivepreemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of Shares.or class of Shares. By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.

   Section 6.3 Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and the Shareholders.each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

   Section 6.4 Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection, with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of the Trust or of any series or class into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series or class. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or fractions1/1,000ths of a Share or integral multiples thereof.

   Section 6.5 Section 6.5. Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent or any one or more Shareholder Servicing Agents, which register or registers, taken together, shall contain the names and addresses (which may be addresses for electronic delivery) of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register or registers shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to himthat Shareholder as provided herein or in the By-Laws provided, until hethe Shareholder has given his or her address to the Transfer Agent, the Shareholder Servicing Agent which is the agent of record for such Shareholder, or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

   Section 6.6 Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees, the Transfer Agent or the Shareholder Servicing Agent which is the agent of record for such Shareholder, of a duly executed instrument of transfer, together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is madein accordance with policies established by the Trustees from time to time. Until so transferred, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent, Shareholder Servicing Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

   Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees, the Transfer Agent or the Shareholder Servicing Agent which is the agent of record for such Shareholder; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent, Shareholder Servicing Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law..

   Section 6.7 Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given (i) if mailed, postage prepaid, addressed to any Shareholder of record at histhe Shareholder's last known address as recorded on the register of the Trust, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.

   Section 6.8 Section 6.8. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees when that issue is submitted to Shareholders, and for the removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract as provided in Section 4.1 hereofon which a shareholder vote is required by the 1940 Act, (iii) with respect to termination of the Trust or any series or class to the extent and as provided in Section 9.2 hereof, (iv) with respect to any amendment of thisthe Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets to the extent and as provided in Sections 9.4 and 9.6 hereof, (vi) with respect to incorporation of the Trust or any series to the extent and as provided in Sections 9.5 and 9.6 hereof, (vii) to the same'Section 9.4 hereof, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (viiivii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any stateother regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable. Each whole Share

   A Shareholder of each series or class shall be entitled to one vote as to anyfor each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each matter on which itsuch Shareholder is entitled to vote and each fractional Sharedollar amount shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights. Shares held in the treasury of the Trust shall not be voted. Shares shall be voted by individual series

   Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares entitled to vote and representing a majority of the voting power of the Shares voted on the matter in person or by proxy shall decide any matter and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class entitled to vote and voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that subject to applicable law, abstentions and broker non-votes shall not be counted as having been voted on the applicable matter.

   Shares of all series shall be voted in the aggregate on any matter submitted to a vote of the Shareholders of the Trust. except as provided in
Section 6.9(g) hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued and during any period when no Shares are outstanding, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. At any meeting of Shareholders of the Trust or of any series or class of the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not otherwise represented in person or by proxy at the meetingfor which no voting instructions are received, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for quorum purposes. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

   Section 6.9 Section 6.9. Series Designationof Shares. As set forth in Appendix I hereto, the Trustees have authorized the division-of Shares of the Trust may be divided into series, as designated and established pursuant to the provisions of Appendix I and this Section 6.9. Thethe number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, mayin accordance with the terms of this
Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more additional series, and the different series shall be established and designated, and the variations in the relative rights, privileges and preferences as between the different series shall be fixed and determined by the Trusteesseries by establishing and designating one or more series of Shares upon and subject to the following provisions:

      (a) (a) All Shares shall be identical (subject to such variations between classes of Shares as may be permitted in accordance with the terms of
   Section 6.10 hereof) except that there may be such variations as shall be fixed and determined by the Trustees between different series as to purchase price, right of redemption and the price, terms and manner of redemption, and special and relative rights as to dividends and on liquidationare approved by the Trustees and as are consistent with applicable law.

      (b) (b) The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares of any Series, including outstanding Shares, unissued Shares or anyand Shares previously issued and reacquired of any series, into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

      (c) (c) All consideration received by the Trust for the issuanceissue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income and, earnings thereon, profits therefrom, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trusteesthey, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No

   Shareholder of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. No Shareholder of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.

      (d) (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities, expenses, costs, charges or reserves attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

      (e) (e) The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series which is hereinafter described.

      (f) (f) Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be monthly or otherwise, pursuant to a standing voteresolution or votesresolutions adopted only once or with such frequency as the Trustees may determine, to the Shareholders of that series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. All Subject to differences among classes, all dividends and distributions on Shares of a particular series shall be distributed pro rata to the Shareholders of that series in proportion to the number and value of Shares of that series held by such Shareholders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.

      (g) (g) Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares of all series then entitled to vote shall be voted by individual seriesin the aggregate, except that (i) when required by the 1940 Act to be voted in the aggregateby individual series or class, Shares shall not be voted by individual seriesin the aggregate, and (ii) when the Trustees have determined that thea matter affects only the, interests of Shareholders of one or moreparticular series or classes of Shares, only Shareholders of/- /such series or classes of Shares, as applicable, shall be entitled to vote thereon.

   Section 6.10. Classes of Shares. The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any series of the Trust) into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any Shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time. All Shares of a class shall be identical with each other and with the Shares of each other class of the Trust or the same series of the Trust (as applicable), except for such variations between classes as may be approved by the Board of Trustees and not prohibited by the 1940 Act.

   (h) Section 6.11. Series and Class Designations. The establishment and designation of any series or class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular series previously established and designated, the Trustees may or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause
(a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish thatany series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status ofbe an amendment to thisthe Declaration.

   (i) Notwithstanding anything in this Declaration to the contrary, the Trustees may, in their discretion, authorize the division of Shares of any series into Shares of one or more classes or subseries of such series. All Shares of a class or a subseries shall be identical with each other and with the Shares of each other class or subseries of the same series except for such variations between classes or subseries as may be approved by the Board of Trustees and be permitted under the 1940 Act or pursuant to any exemptive order issued by the Commission.

   The series of Shares existing as of the date hereof are set forth in Appendix A hereto.

   No Shares of any series have, as of the date hereof, been divided into classes.

                                  ARTICLE VII

                                  REDEMPTIONS

   Section 7.1 Redemptions. In case any Shareholder at any time. desires to dispose of his Shares, he may deposit his certificate or certificates therefor, duly endorsed in blank or accompanied by an instrument of transfer executed in blank, or if the Shares are not represented by any certificate, a written request or other such form of request as the Trustees may from time to time authorize, at the office of the Transfer Agent, the Shareholder Servicing Agent which is the agent of record for such Shareholder, or at the office of any bank or trust company, either in or outside of the Commonwealth of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent or the said Shareholder Servicing Agent has designated in writing for that purpose, together with an irrevocable offer in writing in a form acceptable to the Trustees to sell the Shares represented thereby to the Trust at the net asset value per Share thereof, next determined after such deposit as provided in Section 8.1 hereof. Payment for said Shares shall be made to the Shareholder within seven days after the date on which the deposit is made, unless (i) the date of payment is postponed pursuant to Section 7.2 hereof, or
(ii) the receipt, or verification of receipt, of the purchase price for the Shares to be redeemed is delayed, in either of which events payment may be delayed beyond seven days.

   Section 7.1. Redemptions. All Shares shall be redeemable based on a redemption price determined in accordance with this Section 7.1 and Article VIII of the Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon acceptance of the appropriately verified application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933 and the 1940 Act. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, in the Trust's registration statement regarding the redemption of Shares. Shares shall be redeemed at the net asset value thereof next determined after acceptance of such request, less any applicable redemption fee or sales charge.

   Subject to Section 7.2 hereof, payment for said Shares shall be made to the Shareholder in cash or in property at such time and in such manner not inconsistent with the 1940 Act or other applicable law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.

   Section 7.2 Section 7.2. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment of the redemption proceeds for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during which the Commission for the protection of Shareholders by order permits the suspension of the right of redemption or postponement of the date of payment of the redemption proceeds; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist.of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment of the redemption proceeds until/:/ the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the, absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw histhe Shareholder's request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

   Section 7.3 Section 7.3. Redemption of Shares; Disclosure of Holding. If the Trustees shall, at any time and in good faith, be of the opinionThe Trustees may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any series has or may become concentrated in any Personsuch Shareholder to an extent whichthat would disqualify the Trust, or anythat series of the Trust, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number of Shares of the Trust, or such series of the Trust, sufficient to maintain or bring the direct or indirect ownership of Shares of the Trust, or such series of the Trust, into conformity with the requirements for such qualification, and (ii) to refuse to transfer or issue Shares of the Trust, or such series of the Trust, to any Person whose acquisition of the Shares of the Trust, or such series of the Trust, would result in such disqualification.or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees,
(v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable series or class. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1 hereof.

   The ShareholdersThe holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the CodeInternal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other authority. Upon the failure of a Shareholder to disclose such information and to comply with such demand of the Trustees, the Trust shall have the power to redeem such Shares at a redemption price determined in accordance with Section 7.1 hereof.law or regulation, and ownership of Shares may be disclosed by the Trustees if so required by law or regulation.

   Section 7.4 Redemptions of Accounts of Less than Minimum Amount. The
Trustees shall have the power, and any Shareholder Servicing Agent with whom the Trust has so agreed (or a subcontractor of such Shareholder Servicing
Agent) shall have the power, at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1 hereof if at such time the aggregate net asset value of the Shares owned by such Shareholder is less than a minimum amount as determined from time to time and disclosed in a prospectus of the Trust or in the Shareholder Servicing Agent's (or subcontractor's) agreement with its customer. A Shareholder shall be notified that the aggregate value of his Shares is less than such minimum amount and allowed 60 days to make an additional investment before redemption is processed.

                                 ARTICLE VIII

                       DETERMINATION OF NET ASSET VALUE,
                         NET INCOME AND DISTRIBUTIONS

   The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Lawslaws or in a duly adopted vote or votes of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable.

                                  ARTICLE IX

DURATION; TERMINATION OF TRUST;

                           AMENDMENT; MERGERS, ETC.

   Section 9.1 Section 9.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

   Section 9.2 Section 9.2. Termination of Trust. (a)(a) The Trust may be terminated (i) by a Majority Shareholder Vote of its Shareholders, or (ii) by the Trustees by written notice to the Shareholders. The Trust, any Any series of the Trust, or any class of any series, may be terminated at any time (i) by a Majority Shareholder Vote of the Shareholders of the Trust, that series or class, as applicable, or (ii) by the Trustees by written notice to the Shareholders of the Trust, that series. or class, as applicable. Upon the termination of the Trust or any series of the Trust:

      (i) (i) The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

      (ii) (ii) The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under thisthe Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect the assets of the Trust or series of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property of the Trust or Trust Property of the series of the Trust to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay theits liabilities of the Trust or series of the Trust, and to do all other acts appropriate to liquidate the business of the Trust or series of the Trust; provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property of the Trust or series of the Trust shall require Shareholder approval in accordance with Section 9.4 or 9.6 hereof, respectively; andits business; and

      (iii) (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or Trust Property of the Trust or series of the Trust, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the series of the Trust according to their respective rights.

   The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the termination of any class.

   (b) (b) After termination of the Trust or series of the Trustor class and distribution to the Shareholders of the Trust or series of the Trustor class as herein provided, a majority of the trusteesTrustees shall execute and lodge among the records of the Trust an Instrumentinstrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series of the Trustor class, and the rights and interests of all Shareholders of the Trust or series of the Trustor class shall thereupon cease.

   Section 9.3 Section 9.3. Amendment Procedure. (a) This Declaration may be amended by a Majority Shareholder Vote of the Shareholders or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of the Trust. The Trustees may also amend this(a) Except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend the Declaration without the vote or consent of Shareholders to designate or redesignate series in accordance with Section 6.9 hereofor classes, to change the name, principal office or registered agent of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable, to conform thisthe Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions oflaw, including the 1940 Act and the Internal Revenue Code of 1986, as amended, or to (i) change the state or other jurisdiction designated herein as the state or other jurisdiction whose laws shall be the governing law hereof, (ii) effect such changes herein as the Trustees find to be necessary or appropriate (A) to permit the filing of this Declaration under the laws of such state or other jurisdiction applicable to trusts or voluntary associations, (B) to permit the Trust to elect to be treated as a "regulated investment company" under the applicable provisions of the Internal Revenue Code of 1986, as amended, or (C) to permit the transfer of shares (or to permit the transfer of any other beneficial interests or shares in the Trust, however denominated), and (iii) in conjunction with any amendment contemplated by the foregoing clause (i) or the foregoing clause (ii) to make any and all such further changes or modifications to this Declaration as the Trustees find to be necessary or appropriate, any finding of the Trustees referred to in the foregoing clause (ii) or clause (iii) to be conclusively evidenced by the execution of any such amendment by a majority of the Trustees (or any successor statute thereto), but the Trustees shall not be liable for failing so to do.to do so. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Section 6.8,
(ii) any amendment to this Section 9.3(a), (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders, and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only Shareholders of such series or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.

   (b) No amendment which the Trustees have determined would affect the rights, privileges or interests of holders of a particular series of Shares, but not the rights, privileges or interests of holders of all series of Shares generally, and which would otherwise require a Majority Shareholder Vote under paragraph (a) of this Section 9.3, may be made except with the vote or consent by a Majority Shareholder Vote of Shareholders of such series.

   (c) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of the Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.

   (d) Notwithstanding any other provision hereof, no amendment may be made under this Section 9.3 which would change any rights with respect to the Shares, or any series of Shares, by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the Majority Shareholder Vote of the Shares or that series of Shares. Nothing contained in this (b) Nothing contained in the Declaration shall permit the amendment of thisthe Declaration to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, Trustees Emeritus, officers, employees and agents of the Trust or to permit assessments upon Shareholders. or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

   (e) (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders (if applicable) or by the. Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

   (f) (d) Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of Shares of the Trust shall have become effective, thisShares of a particular series or class are first issued the Declaration may be terminated or amended in any respect as to that series or class, and as to any series or class in which Shares are not outstanding, by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

   Section 9.4Section 9.4. Merger, Consolidation and Sale of Assets. The TrustSubject to applicable law and except as otherwise provided in Section 9.5 hereof, the Trust or any series or class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series or class of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized (a) at any meeting of Shareholders called for such purpose by the vote of the holders ofShares representing two-thirds of the voting power of the outstanding Shares of all series of the Trust voting as a single class, or of the affected series of the Trust, as the case may be, or by an instrument or instruments in writing without a meeting, consented to by the vote of the holders of two-thirds if the entire Trust is merging, consolidating or disposing of assets, by the vote of Shares representing two-thirds of the voting power of the outstanding Shares of the particular series if the entire series is merging, consolidating or disposing of assets, or by the vote of Shares representing two-thirds of the voting power of the outstanding Shares of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent, without a meeting, of the holders of Shares representing two-thirds of the voting power of the outstanding Shares of all series of the Trust voting as a single class, or of the affected series of the Trust, as the case may beparticular series or class as described above; provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent bya Majority Shareholder Vote of all series of the Trust voting as a single class, or of the particular series or class as described above, or the written consent of the holders of Shares representing a majority of the voting power of the outstanding Shares of all series of the Trust voting as a single class, or of the particular series or class as described above, shall be sufficient authorization; and any. Any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.

   Section 9.5Section 9.5. Incorporation, Reorganization. With the approval of the holders of a majority of the Shares outstanding and entitled to vote, the Trustees mayThe Trustees may, without the vote or consent of

Shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust or series or class of a trust, unit investment trust, partnership, limited liability company, association or other organization to take over allacquire all or a portion of the Trust Property (or all or a portion of the Trust Property allocated or belonging to a particular series or class) or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer thesuch Trust Property to any such corporation, trust or series or class of a trust, partnership, limited liability company, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. Subject to Section 9.4 hereof, theThe Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust (or series or class thereof), partnership, association or other organization if and to the extent permitted by law. Nothing contained in this Section 9.5 shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust\\.\\ Property to such organization or entities.The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this Section 9.5. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

   Section 9.6 Incorporation or Reorganization of Series. With the approval of a Majority Shareholder Vote of any series, the Trustees may sell, lease or exchange all of the Trust Property allocated or belonging to that series, or cause to be organized or assist in organizing a corporation or corporations under the laws of any other jurisdiction, or any other trust, unit investment trust, partnership, association or other organization, to take over all of the Trust Property allocated or belonging to that series and to sell, convey and\\.\\ transfer such Trust Property to any such corporation, trust, unit investment trust, partnership, association, or other organization in exchange for the shares or securities thereof or otherwise.

                                   ARTICLE X
            REPORTS TO SHAREHOLDERS AND SHAREHOLDER COMMUNICATIONS

   The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                   ARTICLE X

                                  ARTICLE XI

                                 MISCELLANEOUS

   Section 11.1Section 10.1. Filing. ThisThe Declaration and any subsequent amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other place or places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate., provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto. Each amendment so filed shall state or be accompanied by a certificate signed and acknowledged by aan officer or Trustee stating that such action was duly taken in thea manner provided herein, and unless such amendment or such certificate sets forth some laterother time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of thisthe original Declaration and the various amendments thereto.

   Section 11.2 Section 10.2. Governing Law. ThisThe Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

   Section 11.3 Section 10.3. Counterparts. ThisThe Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

   Section 11.4 Section 10.4. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, is aappears to be an officer or Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of thisthe Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

   Section 11.5 Section 10.5. Provisions in Conflict with Law or Regulations.

      (a) The provisions of thisthe Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisionprovisions is in conflict with the 1940 Act, the regulated investment company or other provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of thisthe Declaration; provided, however, that such determination shall not affect any of the remaining provisions of thisthe Declaration or render invalid or improper any action taken or omitted prior to such determination.

   Section 11.6 Principal Office. The principal office of the Trust is 29 Temple Place, Boston, Massachusetts, 02111.

      (a) (b) If any provision of thisthe Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

   Section 10.6. Principal Office. The principal office of the Trust is 29 Temple Place, Boston, Massachusetts, 02111. The Trustees, without a vote of Shareholders, may change the principal office or registered agent of the Trust.

                           [Signature page follows.]

   IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 1st day of July, 1991.day and year first above written.

                           [Trustee Signature Lines]

                                                                    Appendix IA

                              GREEN CENTURY FUNDS
                               Establishment and
                      Designation of Series of Shares of
             Beneficial Interest (par value $0.01 per shareShare)

   Pursuant to Section 6.9 of the Declaration of Trust, dated as of July 1, 1991 (the "Declaration of Trust"), of Green Century Funds (the "Trust"), the Trustees of the Trust hereby establish and designate two series of Shares (as defined in the Declaration of Trust) (the "Funds") to have the following special and relative rights:

   The Trustees of the Trust, acting pursuant to the Trust's Declaration, have previously established and designated the series (each, a "Fund") of Shares of Beneficial Interest listed below.

      1. The Funds shall be designated as followsare:

          Green Century Money Market Fund
          Green Century Balanced Fund
          Green Century Equity Fund

      2. The FundsEach Fund shall be authorized to hold cash, invest in securities, instruments and other propertiesproperty and use investment techniques as from time to time described in the Trust''s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of suchthe Fund. Each Share of aeach Fund shall be redeemable, as provided in the Declaration. Subject to differences among classes, each Share of each Fund shall be entitled to one vote (or fraction thereof in respect of a fractional share)vote on matters on which Shares of athe Fund shall be entitled to vote as provided in
   Section 6.8 of the Trust's Declaration of Trust, shall represent a pro rata beneficial interest in the assets allocated or belonging to thatthe Fund, and shall be entitled to receive its pro rata share of the net assets of thatthe Fund upon liquidation of thatthe Fund, all as provided in
   Section 6.9 of the Declaration of Trust. The proceeds of sales of Shares of aeach Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to thatthe Fund, unless otherwise required by law.

      3. Shareholders of each Fund shal1shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been deemed effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company1940 Act of 1940, as amended, or any successor rule, and by the Declaration of Trust.

      4. The assets and liabilities of the Trust shall be allocated among the Fundseach Fund and any series of the Trust designated in the future as set forth in Section 6.9 of the Declaration of Trust.

      5. Subject to the provisions of Section 6.9 and Article IX of the Declaration of Trust, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses, or to change the designation of the Funds now or hereafter createdeach Fund, or otherwise to change the special and relative rights of the Fundseach Fund.

      6. Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund.

   IN WITNESS WHEREOF, the undersigned have executed this instrument as of the [______] day of [______].

                           [Trustee Signature Lines]

                                                                      Exhibit D

                   CURRENT AND PROPOSED FUNDAMENTAL POLICIES
                             FOR THE BALANCED FUND

---------------------------------------------------------------------------------------------------------
               Current Fundamental Policies                       Proposed Fundamental Policies of
                  of the Balanced Fund:                                  the Balanced Fund:
---------------------------------------------------------------------------------------------------------

A.Borrowing. The Trust, on behalf of the Balanced          The Trust, on behalf of the Balanced Fund,
  Fund, may not borrow money or mortgage or                may not borrow money if such borrowing is
  hypothecate assets of the Fund, except that in an        specifically prohibited by the 1940 Act or the
  amount not to exceed 1/3 of the current value of         rules and regulations promulgated thereunder.
  the Fund's net assets, it may borrow money as a
  temporary measure for extraordinary or emergency
  purposes and enter into reverse repurchase
  agreements or dollar roll transactions, and except
  that it may pledge, mortgage or hypothecate not
  more than 1/3 of such assets to secure such
  borrowings (it is intended that money would be
  borrowed only from banks and only either to
  accommodate requests for the redemption of
  shares while effecting an orderly liquidation of
  portfolio securities or to maintain liquidity in the
  event of an unanticipated failure to complete a
  portfolio security transaction or other similar
  situations) or reverse repurchase agreements,
  provided that collateral arrangements with respect
  to options and futures, including deposits of initial
  deposit and variation margin, are not considered a
  pledge of assets for purposes of this restriction and
  except that assets may be pledged to secure letters
  of credit solely for the purpose of participating in a
  captive insurance company sponsored by the
  Investment Company Institute; for additional
  related restrictions, see clause (i) under the caption
  "Non-Fundamental Restrictions" below.
---------------------------------------------------------------------------------------------------------

B.Purchasing Securities on Margin. The Trust, on           It is proposed that this fundamental policy be
  behalf of the Balanced Fund, may not purchase            eliminated.
  any security or evidence of interest therein on
  margin, except that such short-term credit as may
  be necessary for the clearance of purchases and
  sales of securities may be obtained and except that
  deposits of initial deposit and variation margin
  may be made in connection with the purchase,
  ownership, holding or sale of futures.
---------------------------------------------------------------------------------------------------------

C.Lending. The Trust, on behalf of the Balanced            The Trust, on behalf of the Balanced Fund,
  Fund, may not make loans to other persons except         may not make loans to other persons if such
  (a) through the lending of the Fund's portfolio          loans are prohibited by the 1940 Act or the
  securities and provided that any such loans not          rules and regulations promulgated thereunder.
  exceed 30% of the Fund's total assets (taken at
---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
              Current Fundamental Policies                         Proposed Fundamental Policies of
                 of the Balanced Fund:                                    the Balanced Fund:
------------------------------------------------------------------------------------------------------------

   market value), (b) through the use of repurchase
   agreements or the purchase of short-term
   obligations and provided that not more than 10%
   of the Fund's net assets will be invested in
   repurchase agreements maturing in more than
   seven days, or (c) by purchasing a portion of an
   issue of debt securities of types commonly
   distributed privately to financial institutions, for
   which purposes the purchase of short-term
   commercial paper or a portion of an issue of debt
   securities which are part of an issue to the public
   shall not be considered the making of a loan.
------------------------------------------------------------------------------------------------------------

D.Real Estate, Oil, Gas, Mineral Leases and                The Trust, on behalf of the Balanced Fund,
  Commodities. The Trust, on behalf of the                 may not purchase or sell real estate or interests
  Balanced Fund, may not purchase or sell real             in oil, gas or mineral leases in the ordinary
  estate (including limited partnership interests but      course of business (the Balanced Fund reserves
  excluding securities secured by real estate or           the freedom of action to hold and to sell real
  interests therein), interests in oil, gas or mineral     estate acquired as the result of the ownership
  leases, commodities or commodity contracts               of securities by the Balanced Fund).
  (except futures and option contracts) in the
  ordinary course of business (the Trust may hold          The Trust, on behalf of the Balanced Fund,
  and sell, for the Fund's portfolio, real estate          may not purchase or sell commodities or
  acquired as a result of the Fund's ownership of          commodities contracts in the ordinary course
  securities).                                             of business (the foregoing shall not preclude
                                                           the Balanced Fund from purchasing or selling
                                                           futures contracts or options thereon).
------------------------------------------------------------------------------------------------------------

E.Short Sales. The Trust, on behalf of the Balanced        It is proposed that this fundamental policy be
  Fund, may not make short sales of securities or          eliminated.
  maintain a short position, unless at all times when
  a short position is open it owns an equal amount of
  such securities or securities convertible into or
  exchangeable, without payment of any further
  consideration, for securities of the same issue and
  equal in amount to, the securities sold short, and
  unless not more than 10% of the Fund's net assets
  (taken at market value) is represented by such
  securities, or securities convertible into or
  exchangeable for such securities, at any one time
  (the Trust has no current intention to engage in
  short selling).
------------------------------------------------------------------------------------------------------------

F.Senior Securities. The Trust, on behalf of the           The Trust, on behalf of the Balanced Fund,
  Balanced Fund, may not issue any senior security         may not issue any senior security (as that term
  (as that term is defined in the 1940 Act) if such        is defined in the 1940 Act) if such issuance is
  issuance is specifically prohibited by the 1940 Act      specifically prohibited by the 1940 Act or the
  or the rules and regulations promulgated                 rules and regulations promulgated thereunder.
  thereunder, provided that collateral arrangements
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
              Current Fundamental Policies                          Proposed Fundamental Policies of
                 of the Balanced Fund:                                     the Balanced Fund:
------------------------------------------------------------------------------------------------------------

   with respect to options and futures, including
   deposits of initial deposit and variation margin, are
   not considered to be the issuance of a senior
   security for purposes of this restriction.
------------------------------------------------------------------------------------------------------------

G.Underwriting Securities. The Trust, on behalf of          The Trust, on behalf of the Balanced Fund,
  the Balanced Fund, may not underwrite securities          may not underwrite securities issued by other
  issued by other persons except insofar as the             persons, except that all or any portion of the
  Balanced Fund may technically be deemed an                assets of the Balanced Fund may be invested in
  underwriter under the Securities Act of 1933, as          one or more investment companies, to the
  amended, in selling a portfolio security.                 extent not prohibited by the 1940 Act, the rules
                                                            and regulations thereunder, and exemptive
                                                            orders granted under such Act, and except in
                                                            so far as the Balanced Fund may technically be
                                                            deemed an underwriter under the Securities
                                                            Act of 1933, as amended, in selling a security.
------------------------------------------------------------------------------------------------------------

H.Concentration. The Trust, on behalf of the                The Trust, on behalf of the Balanced Fund,
  Balanced Fund, may not concentrate its                    may not invest more than 25% of its assets in
  investments in any particular security (excluding         any one industry except that all or any portion
  U.S. Government securities), but if it is deemed          of the assets of the Balanced Fund may be
  appropriate for the achievement of the Balanced           invested in one or more investment companies,
  Fund's investment objective, up to 25% of its total       to the extent not prohibited by the 1940 Act,
  assets may be invested in any one industry, except        the rules and regulations thereunder, and
  that futures or option contracts shall not be subject     exemptive orders granted under such Act.
  to this restriction.
------------------------------------------------------------------------------------------------------------

                                                                      Exhibit E

                   CURRENT AND PROPOSED FUNDAMENTAL POLICIES
                              FOR THE EQUITY FUND

------------------------------------------------------------------------------------------------------------------
                Current Fundamental Policies                            Proposed Fundamental Policies of
                    of the Equity Fund:                                         the Equity Fund:
------------------------------------------------------------------------------------------------------------------

A.Borrowing. The Equity Fund may not borrow                   The Equity Fund may not borrow money if such
  money, except that as a temporary measure for               borrowing is specifically prohibited by the 1940
  extraordinary or emergency purposes either the              Act or the rules and regulations promulgated
  Equity Fund or the Portfolio may borrow an amount           thereunder.
  not to exceed 1/3 of the current value of the net assets
  of the Equity Fund, including the amount borrowed
  (moreover, the Equity Fund may not purchase any
  securities at any time at which borrowings exceed 5%
  of the total assets of the Equity Fund, taken in each
  case at market value).
------------------------------------------------------------------------------------------------------------------

B.Purchasing Securities on Margin. The Equity Fund            It is proposed that this fundamental policy be
  may not purchase any security or evidence of interest       eliminated.
  therein on margin, except that the Equity Fund may
  obtain such short-term credit as may be necessary for
  the clearance of purchases and sales of securities and
  except that the Equity Fund may make deposits of
  initial deposit and variation margin in connection with
  the purchase, ownership, holding or sale of options.
------------------------------------------------------------------------------------------------------------------

C.Lending. The Equity Fund may not make loans to              The Equity Fund may not make loans to other
  other persons except (a) through the lending of             persons if such loans are prohibited by the 1940
  securities held by the Equity Fund and provided that        Act or the rules and regulations promulgated
  any such loans not exceed 30% of its total assets           thereunder.
  (taken in each case at market value), or (b) through the
  use of repurchase agreements or the purchase of short-
  term obligations and provided that not more than 10%
  of its net assets will be invested in repurchase
  agreements maturing in more than seven days; for
  additional related restrictions, see the TENTH
  fundamental restriction listed in this Exhibit E.
------------------------------------------------------------------------------------------------------------------

D.Real Estate, Oil, Gas, Mineral Leases and                   The Equity Fund may not purchase or sell real
  Commodities. The Equity Fund may not purchase or            estate or interests in oil, gas or mineral leases in
  sell real estate (including limited partnership interests   the ordinary course of business (the Equity Fund
  but excluding securities secured by real estate or          reserves the freedom of action to hold and to sell
  interests therein), interests in oil, gas or mineral        real estate acquired as the result of the ownership
  leases, commodities or commodity contracts in the           of securities by the Equity Fund).
  ordinary course of business (the Equity Fund reserve
  the freedom of action to hold and to sell real estate       The Equity Fund may not purchase or sell
  acquired as a result of the ownership of securities by      commodities or commodities contracts in the
  the Equity Fund).                                           ordinary course of business (the foregoing shall
                                                              not preclude the Equity Fund from purchasing or
                                                              selling futures contracts or options thereon).
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                Current Fundamental Policies                           Proposed Fundamental Policies of
                    of the Equity Fund:                                        the Equity Fund:
------------------------------------------------------------------------------------------------------------------

E.Short Sales. The Equity Fund may not make short            It is proposed that this fundamental policy be
  sales of securities or maintain a short position, unless   eliminated.
  at all times when a short position is open the Equity
  Fund owns an equal amount of such securities or
  securities convertible into or exchangeable, without
  payment of any further consideration, for securities
  of the same issue as, and equal in amount to, the
  securities sold short, and unless not more than 5% of
  the Equity Fund's net assets (taken in each case at
  market value) is held as collateral for such sales at
  any one time.
------------------------------------------------------------------------------------------------------------------

F.Senior Securities. The Equity Fund may not issue           The Equity Fund may not issue any senior
  any senior security (as that term is defined in the        security (as that term is defined in the 1940 Act)
  1940 Act) if such issuance is specifically prohibited      if such issuance is specifically prohibited by the
  by the 1940 Act or the rules and regulations               1940 Act or the rules and regulations
  promulgated thereunder, except as appropriate to           promulgated thereunder.
  evidence a debt incurred without violating the FIRST
  fundamental restriction listed in this Exhibit E.
------------------------------------------------------------------------------------------------------------------

G.Underwriting Securities. The Equity Fund may not           The Equity Fund may not underwrite securities
  underwrite securities issued by other persons, except      issued by other persons, except that all or any
  that the Equity Fund may invest all or any portion of      portion of the assets of the Equity Fund may be
  its assets in the Index Trust and except insofar as the    invested in one or more investment companies, to
  Equity Fund may technically be deemed an                   the extent not prohibited by the 1940 Act, the
  underwriter under the Securities Act of 1933, as           rules and regulations thereunder, and exemptive
  amended, in selling a security.                            orders granted under such Act, and except in so
                                                             far as the Equity Fund may technically be
                                                             deemed an underwriter under the Securities Act
                                                             of 1933, as amended, in selling a security.
------------------------------------------------------------------------------------------------------------------

H.Concentration. The Equity Fund may not invest              The Equity Fund may not invest more than 25%
  more than 25% of its assets in any one industry            of its assets in any one industry except that (i) all
  unless the stocks in a single industry were to             or any portion of the assets of the Equity Fund
  comprise more than 25% of the Domini 400 Social            may be invested in one or more investment
  Index/SM/, in which case the Equity Fund will invest       companies, to the extent not prohibited by the
  more than 25% of its assets in that industry, and          1940 Act, the rules and regulations thereunder,
  except that the Equity Fund may invest all of its          and exemptive orders granted under such Act,
  assets in the Index Trust.                                 and (ii) if an investment objective or strategy of
                                                             the Equity Fund is to match the performance of
                                                             an index and the stocks in a single industry
                                                             comprise more than 25% of such index, the
                                                             Equity Fund may invest more than 25% of its
                                                             assets in that industry.
------------------------------------------------------------------------------------------------------------------

I.Writing Put or Call Options. The Equity Fund may           It is proposed that this fundamental policy be
  not write any put or call option or any combination        eliminated.
  thereof, provided that this shall not prevent (i) the
  purchase, ownership, holding or sale of warrants
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                Current Fundamental Policies                             Proposed Fundamental Policies of
                    of the Equity Fund:                                          the Equity Fund:
--------------------------------------------------------------------------------------------------------------------

   where the grantor of the warrants is the issuer of the
   underlying securities, or (ii) the purchase, ownership,
   holding or sale of options on securities.
--------------------------------------------------------------------------------------------------------------------

J.Illiquid Securities. The Equity Fund may not invest         It is proposed that this fundamental policy be
  in securities which are subject to legal or contractual     eliminated. The Trustees of the Equity Fund will
  restrictions on resale (other than repurchase               instead adopt a nonfundamental policy (which
  agreements maturing in not more than seven days and         can be amended or removed by the Trustees
  other than securities which may be resold pursuant to       without shareholder or investor approval) stating
  Rule 144A under the Securities Act of 1933, as              that not more than 15% of the net assets of the
  amended, if the Board of Trustees determines that a         Equity Fund, will be invested in illiquid
  liquid market exists for such securities) if, as a result   securities, except that the Equity Fund may invest
  thereof, more than 10% of its net assets (taken at          all or any portion of its assets in one or more
  market value) would be so invested (including               investment companies, to the extent not
  repurchase agreements maturing in more than seven           prohibited by the 1940 Act or the rules and
  days), except that the Equity Fund may invest all or        regulations thereunder.
  any portion of its assets in the Index Trust.
--------------------------------------------------------------------------------------------------------------------

K.Diversification. The Equity Fund may not as to 75%          It is proposed that this fundamental policy be
  of its assets, purchase securities of any issuer if such    eliminated. The Trustees of the Equity Fund will
  purchase at the time thereof would cause more than          instead adopt the following non-fundamental
  5% of the Equity Fund's assets (taken at market             policies (which can be amended or removed by
  value) to be invested in the securities of such issuer      the Trustees without shareholder or investor
  (other than securities or obligations issued or             approval):
  guaranteed by the United States or any agency or
  instrumentality of the United States), except that for      The Equity Fund may not, as to 75% of its total
  purposes of this restriction the issuer of an option        assets, purchase securities of any issuer if such
  shall not be deemed to be the issuer of the security or     purchase at the time thereof would cause more
  securities underlying such contract and except that         than 5% of the Equity Fund's total assets (taken
  the Equity Fund may invest all or any portion of its        at market value) to be invested in the securities of
  assets in the Index Trust.                                  such issuer (other than securities or obligations
                                                              issued or guaranteed by the (i) United States, (ii)
                                                              any state or political subdivision thereof, (iii) any
                                                              political subdivision of any such state, or (iv) any
                                                              agency or instrumentality of the United States,
                                                              any state or political subdivision thereof, or any
                                                              political subdivision of any such state), provided
                                                              that, for purposes of this restriction, (a) the issuer
                                                              of an option or futures contract shall not be
                                                              deemed to be the issuer of the security or
                                                              securities underlying such contract and (b) the
                                                              Equity Fund may invest all or any portion of its
                                                              assets in one or more investment companies to
                                                              the extent not prohibited by the Investment
                                                              Company Act of 1940, as amended, the rules and
                                                              regulations thereunder, and exemptive orders
                                                              granted under such Act.
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Current Fundamental Policies          Proposed Fundamental Policies of
    of the Equity Fund:                       the Equity Fund:
-------------------------------------------------------------------------------

                             The Equity Fund may not, as to 75% of its total
                             assets, purchase securities of any issuer if such
                             purchase at the time thereof would cause more
                             than 10% of the voting securities of such issuer
                             to be held by the Equity Fund, provided that, for
                             purposes of this restriction, (i) the issuer of an
                             option or futures contract shall not be deemed to
                             be the issuer of the security or securities
                             underlying such contract and (ii) the Equity Fund
                             may invest all or any portion of its assets in one
                             or more investment companies to the extent not
                             prohibited by the Investment Company Act of
                             1940, as amended, the rules and regulations
                             thereunder, and exemptive orders granted under
                             such Act.
-------------------------------------------------------------------------------

The enclosed proxy statement discusses important issues affecting your investment in the Green Century Balanced Fund and/or the Green Century Equity Fund. To make voting faster and more convenient for you, we're offering the options of voting on the Internet or by telephone instead of completing and mailing the enclosed proxy card. Either method is generally available 24 hours a day; your vote will be confirmed and posted immediately. If you choose to vote via the Internet or by telephone, do not mail the proxy card.


Ways To Vote:

..    To vote on the Internet
1.   Read the proxy statement.
2.   Go to www.__________.com.
3.   Follow the instructions on the website.

..    To vote by telephone
1.   Read the proxy statement.
2.   Call toll-free [ ].
3.   Follow the recorded instructions.

..    To vote by mail
1.   Read the proxy statement.
2.   Check the appropriate boxes on the proxy card.
3.   Return the proxy card in the envelope provided.


However you choose to vote, it is important that you vote to save the expense of additional solicitations.


                                      PROXY

                           GREEN CENTURY BALANCED FUND
                            GREEN CENTURY EQUITY FUND

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 15, 2006

The undersigned, revoking prior proxies, hereby appoints Kristina A. Curtis and Amy Perry Basseches, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the Green Century Balanced Fund and the Green Century Equity Fund to be held at Goulston & Storrs, on February 15, 2006, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals on this proxy card have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted "FOR" Proposals 1, 2, 3, 4, 5 and 6. The proxy will be voted in accordance with the holder's best judgment as to any other matters.

If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

Date: ____________________________________________________________
________________________________________________________________________________
Please vote, sign where indicated and return promptly in enclosed envelope.
________________________________________________________________________________

Signature(s): ___________________________________________________

Please sign this proxy exactly as your name or names appear on the reverse side of this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
________________________________________________________________________________

[X] Please fill in the boxes as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

---------------------------
Green Century Balanced Fund
Green Century Equity Fund
---------------------------

     1.   All Green Century                FOR ALL       WITHHOLD      FOR ALL
          Shareholders:                      [ ]            [ ]       (Except as
                                                                        Marked)
                                                                          [ ]
          To elect Trustees of
          the Funds

                                         (1)  John Comerford
          _____________________          (2)  David J. Fine
          To vote against a              (3)  Douglas M. Husid
          particular Nominee,            (4)  Stephen J. Morgan
          mark the "FOR ALL              (5)  C. William Ryan
          (Except as Marked)"            (6)  James H. Starr
          box and write the              (7)  Douglas M. Phelps
          number of each                 (8)  Wendy Wendlandt
          Nominee you do not
          wish to vote for on
          the line above.

     2.   Shareholders of the                FOR         AGAINST      ABSTAIN
          Green Century                      [ ]           [ ]          [ ]
          Balanced Fund only:

          To approve an
          Investment
          Subadvisory
          Agreement with
          Trillium Asset
          Management
          Corporation


     3.   All Green Century                FOR ALL       AGAINST      ABSTAIN
          Shareholders:                   (Except as       [ ]          [ ]
                                            Marked)
          To authorize the                   [ ]
          Trustees to adopt a
          new Declaration of

          Trust for the
          Funds with respect to:

                                         A.   The Reorganization of the Trust or
          _____________________               any Fund or any Class of Shares
          To vote against a              B.   Future Amendments
          particular proposed change     C.   Investment in Other Investment
          or elimination, mark the            Companies
          "FOR ALL (Except as            D.   Redemptions
          Marked)" box and write the     E.   Dollar-Weighted Voting
          letter of each policy you      F.   Other Changes
          do not wish to vote for on
          the line above.


     4.   Shareholders of the
          Green Century
          Balanced Fund only:

          To approve changes               FOR ALL       AGAINST      ABSTAIN
          to and the                      (Except as       [ ]          [ ]
          elimination of                   Marked)
          certain fundamental                [ ]
          investment policies
          of your Fund.

                                         A.   Borrowing
          _____________________          B.   Purchasing Securities on Margin
          To vote against a              C.   Lending
          particular proposed            D.   Real Estate and Commodities.
          change or                      E.   Engaging in Short Sales
          elimination, mark              F.   Senior Securities
          the "FOR ALL                   G.   Underwriting Securities
          (Except as Marked)"            H.   Concentration
          box and write the
          letter of each policy
          you do not wish to
          vote for on the line
          above.

     5.   Shareholders of the
          Green Century
          Equity Fund only:

          To approve changes               FOR ALL       AGAINST      ABSTAIN
          to and the                      (Except as       [ ]          [ ]
          elimination of                   Marked)
          certain fundamental                [ ]
          investment policies
          of your Fund.

                                         A.   Borrowing
          _____________________          B.   Purchasing Securities on Margin
          To vote against a              C.   Lending
          particular proposed            D.   Real Estate and Commodities.
          change or                      E.   Engaging in Short Sales
          elimination, mark              F.   Senior Securities
          the "FOR ALL                   G.   Underwriting Securities
          (Except as Marked)"            H.   Concentration
          box and write the              I.   Writing Put or Call Options
          letter of each policy          J.   Illiquid Securities
          you do not wish to             K.   Diversification
          vote for on the line
          above.

     6.   All Green Century                FOR           AGAINST      ABSTAIN
          Shareholders:                    [ ]             [ ]          [ ]

          To authorize the
          Trustees to select
          and change investment
          subadvisers and enter
          into investment
          subadvisory
          agreements without
          obtaining the
          approval of
          shareholders.